                                           OPPENHEIMER REAL ESTATE FUND
                                                 CUSTODY AGREEMENT

         Agreement  made as of this ___ day of  November,  2001  between  OPPENHEIMER  REAL  ESTATE FUND a business trust organized and existing under the laws of the Commonwealth of  Massachusetts,  having its principal office and place of business at 498 Seventh Avenue,  New York, New York 10018  (hereinafter  called the "Fund"),  and Citibank a New York corporation  authorized to do a banking  business,  having its principal office and place of business at
111 Wall Street, New York, New York 10005 (hereinafter called the "Custodian").

                                                W I T N E S S E T H

that for and in  consideration  of the mutual promises  hereinafter set forth,  the Fund and the Custodian agree as follows:

                                                     ARTICLE I

                                                    DEFINITIONS

         Whenever used in this Agreement, the following words and phrases, shall have the following meanings:

         1. "Agreement"  shall mean this Custody Agreement and all Appendices and  Certifications  described in the
Exhibits delivered in connection herewith.

         2.  "Authorized  Person"  shall mean any  person,  whether or not such person is an Officer or employee of the Fund, duly authorized by the Board of Trustees of the Fund to give Oral  Instructions and Written  Instructions on behalf of the Fund and listed in the Certificate  annexed hereto as Appendix A or such other  Certificate as may be  received  by the  Custodian  from  time to time,  provided  that  each  person  who is  designated  in any such
Certificate  as an  "Officer of OSS" shall be an  Authorized  Person  only for  purposes  of Articles  XII and XIII hereof.

         3. "Book-Entry  System" shall mean the Federal  Reserve/Treasury  book-entry  system for United States and federal agency securities, its successor or successors and its nominee or nominees.

         4.       "Call Option" shall mean an exchange  traded Option with respect to Securities  other than Index,
Futures  Contracts,  and Futures  Contract  Options  entitling the holder,  upon timely exercise and payment of the exercise price, as specified  therein,  to purchase from the writer thereof the specified  underlying  instruments, currency, or Securities.

         5.       "Certificate" shall mean any notice,  instruction,  or other instrument in writing, authorized or required by this Agreement to be given to the Custodian which is actually  received  (irrespective  of constructive receipt) by the  Custodian and signed on behalf of the Fund by any two Officers.  The term  Certificate  shall also include instructions by the Fund to the Custodian communicated by a Terminal Link.

         6.       "Clearing  Member"  shall mean a registered  broker-dealer  which is a clearing  member under the rules of O.C.C. and a member of a national  securities  exchange  qualified to act as a custodian for an investment company, or any broker-dealer reasonably believed by the Custodian to be such a clearing member.

         7.       "Collateral  Account"  shall mean a  segregated  account  so  denominated  which is  specifically allocated  to a Series and pledged to the  Custodian  as security  for, and in  consideration  of, the  Custodian's issuance of any Put Option guarantee letter or similar document described in paragraph 8 of Article V herein.

         8.       "Covered Call Option"  shall mean an exchange  traded  Option  entitling the holder,  upon timely exercise  and  payment of the  exercise  price,  as  specified  therein,  to purchase  from the writer  thereof the specified  underlying  instruments,  currency,  or Securities  (excluding Futures Contracts) which are owned by the writer thereof.

         9.       "Depository"  shall mean The Depository Trust Company ("DTC"),  a clearing agency registered with the  Securities  and Exchange  Commission,  its  successor  or  successors  and its nominee or  nominees.  The term
"Depository"  shall  further  mean and  include  any  other  person  authorized  to act as a  depository  under the
Investment  Company Act of 1940, its successor or successors and its nominee or nominees,  specifically  identified in a certified  copy of a resolution of the Fund's Board of Trustees  specifically  approving  deposits  therein by the Custodian, including, without limitation, a Foreign Depository.

         10.      "Financial   Futures  Contract"  shall  mean  the  firm  commitment  to  buy  or  sell  financial instruments on a U.S. commodities exchange or board of trade at a specified future time at an agreed upon price.

         11.      "Foreign  Subcustodian"  shall mean an "Eligible Foreign Custodian" as defined in Rule 17-5 which is appointed by the Custodian to perform or  coordinate  the receipt,  custody and delivery of Foreign  Property of the Fund outside the United States in a manner  consistent  with the provisions of this Agreement and whose written contract  is  approved  by the Board of Trustees  of the Fund in  accordance  with Rule  17f-5.  References  to the
Custodian herein shall, when appropriate, include reference to its Foreign Subcustodians.

         12.      "Foreign  Depository"  shall mean an entity  organized  under the laws of a foreign country which operates  a system  outside  the United  States in general  use by foreign  banks and  securities  brokers  for the central or  transnational  handling of  securities  or  equivalent  book-entries  which is  regulated  by a foreign government or agency thereof and which is an "Eligible Foreign Custodian" as defined in Rule 17f-5.

         13.      "Foreign  Securities"  shall  mean  securities  and/or  short term paper as defined in Rule 17f-5 under the Act, whether issued in registered or bearer form.

         14.      "Foreign  Property"  shall  mean  Foreign  Securities  and  money of any  currency  which is held outside of the United States.

         15.      "Futures Contract" shall mean a Financial Futures Contract and/or Index Futures Contracts.

         16.      "Futures Contract Option" shall mean an Option with respect to a Futures Contract.

         17.      "Investment  Company Act of 1940" shall mean the Investment Company Act of 1940, as amended,  and the rules and regulations thereunder.

         18.      "Index Futures  Contract"  shall mean a bilateral  agreement  pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified  dollar amount times the difference  between the value of a  particular  index at the  close of the last  business  day of the  contract  and the price at which the futures contract is originally struck.

         19.      "Index Option" shall mean an exchange traded Option  entitling the holder,  upon timely exercise, to receive an amount of cash  determined by reference to the  difference  between the exercise  price and the value of the index on the date of exercise.

         20.      "Margin  Account"  shall  mean a  segregated  account  in the name of a broker,  dealer,  futures commission  merchant,  or a  Clearing  Member,  or in the name of the Fund for the  benefit  of a  broker,  dealer, futures commission  merchant,  or Clearing Member, or otherwise,  in accordance with an agreement between the Fund, the  Custodian  and a  broker,  dealer,  futures  commission  merchant  or a  Clearing  Member (a  "Margin  Account
Agreement"),  separate and distinct from the custody account,  in which certain Securities and/or money of the Fund shall be deposited and withdrawn from time to time in connection  with such  transactions as the Fund may from time to time  determine.  Securities  held in the  Book-Entry  System  or a  Depository  shall be  deemed  to have  been deposited  in, or withdrawn  from, a Margin  Account upon the  Custodian's  effecting an  appropriate  entry in its books and records.

         21.      "Money Market  Security" shall mean all  instruments  and  obligations  commonly known as a money market  instruments,  where the purchase and sale of such securities  normally requires settlement in federal funds on the same day as such purchase or sale,  including,  without limitation,  certain Reverse Repurchase  Agreements, debt  obligations  issued or guaranteed as to interest  and/or  principal by the government of the United States or agencies  or  instrumentalities  thereof,  any tax,  bond or  revenue  anticipation  note  issued  by any  state or municipal  government or public  authority,  commercial  paper,  certificates of deposit and bankers'  acceptances, repurchase agreements with respect to Securities and bank time deposits.

         22.      "Nominee" shall mean, in addition to the name of the registered  nominee of the Custodian,  (i) a partnership or other entity of a Foreign  Subcustodian  which is used solely for the assets of its customers  other than the  Custodian  and the  Foreign  Subcustodian,  if any, by which it was  appointed;  or (ii) the nominee of a
Foreign Depository which is used for the securities and other assets of its customers, members or participants.

         23.  "O.C.C." shall mean the Options  Clearing  Corporation,  a clearing agency  registered  under Section
17A of the Securities Exchange Act of 1934, its successor or successors, and its nominee or nominees.

         24.      "Officers"  shall mean the  President,  any Vice  President,  the Secretary,  the Treasurer,  the
Controller,  any Assistant Secretary,  any Assistant Treasurer, and any other person or persons, whether or not any such other person is an officer or employee of the Fund,  but in each case only if duly  authorized by the Board of
Trustees of the Fund to execute any  Certificate,  instruction,  notice or other  instrument  on behalf of the Fund and listed in the  Certificate  annexed  hereto as Appendix B or such other  Certificate  as may be received by the
Custodian  from time to time;  provided that each person who is designated in any such  Certificate  as holding the position of "Officer of OSS" shall be an Officer only for purposes of Articles XII and XIII hereof.

         25.      "Option" shall mean a Call Option, Covered Call Option, Index Option and/or a Put Option.

         26.      "Oral  Instructions"  shall  mean  verbal   instructions   actually  received   (irrespective  of
constructive  receipt) by the  Custodian  from an  Authorized  Person or from a person  reasonably  believed by the
Custodian to be an Authorized Person.

         27.      "Put Option"  shall mean an exchange  traded  Option with respect to  instruments,  currency,  or
Securities other than Index Options,  Futures  Contracts,  and Futures Contract Options entitling the holder,  upon timely  exercise  and  tender of the  specified  underlying  instruments,  currency,  or  Securities,  to sell such instruments, currency, or Securities to the writer thereof for the exercise price.

         28.      "Repurchase  Agreement"  shall mean an agreement  pursuant to which the Fund buys  Securities and agrees to resell such Securities at a described or specified date and price.

         29.      "Reverse  Repurchase  Agreement"  shall  mean an  agreement  pursuant  to which  the  Fund  sells
Securities and agrees to repurchase such Securities at a described or specified date and price.

         30.      "Rule 17f-5" shall mean Rule 17f-5 (Reg.  ?270.17f-5)  promulgated by the Securities and Exchange
Commission under the Investment Company Act of 1940, as amended.

         31.      "Security"  shall be deemed  to  include,  without  limitation,  Money  Market  Securities,  Call
Options, Put Options,  Index Options,  Index Futures Contracts,  Index Futures Contract Options,  Financial Futures
Contracts,  Financial  Futures  Contract  Options,  Reverse  Repurchase  Agreements,  over the  counter  Options on
Securities,  common stocks and other securities having characteristics similar to common stocks,  preferred stocks, debt  obligations  issued  by state  or  municipal  governments  and by  public  authorities,  (including,  without limitation,  general obligation bonds, revenue bonds,  industrial bonds and industrial  development bonds),  bonds, debentures,  notes, mortgages or other obligations,  and any certificates,  receipts, warrants or other instruments representing rights to receive,  purchase,  sell or subscribe for the same, or evidencing or representing any other rights or interest therein, or rights to any property or assets.

         32.      "Senior  Security  Account"  shall mean an account  maintained  and  specifically  allocated to a
Series under the terms of this Agreement as a segregated account,  by recordation or otherwise,  within the custody account in which certain  Securities  and/or other assets of the Fund  specifically  allocated to such Series shall be  deposited  and  withdrawn  from time to time in  accordance  with  Certificates  received by the  Custodian  in connection with such transactions as the Fund may from time to time determine.

         33.      "Series"  shall mean the various  portfolios,  if any, of the Fund as described from time to time in the  current  and  effective  prospectus  for the  Fund,  except  that if the Fund  does not have  more than one portfolio,  "Series"  shall mean the Fund or be  ignored  where a  requirement  would be imposed on the Fund or the
Custodian which is unnecessary if there is only one portfolio.

         34.      "Shares" shall mean the shares of beneficial interest of the Fund and its Series.

         35.      "Terminal  Link"  shall  mean an  electronic  data  transmission  link  between  the Fund and the
Custodian  requiring in connection with each use of the Terminal Link the use of an authorization  code provided by the Custodian and at least two access codes established by the Fund,  provided,  that the Fund shall have delivered to the Custodian a Certificate substantially in the form of Appendix C.

         36.      "Transfer  Agent"  shall  mean  Oppenheimer  Shareholder  Services,  a  division  of  Oppenheimer
Management Corporation, its successors and assigns.

         37.      "Transfer  Agent Account" shall mean any account in the name of the Fund, or the Transfer  Agent, as agent for the Fund,  maintained  with  United  Missouri  Bank or such  other  Bank  designated  by the Fund in a
Certificate.

         38.      "Written  Instructions"  shall mean written  communications  actually  received  (irrespective of constructive  receipt) by the  Custodian  from an  Authorized  Person or from a person  reasonably  believed by the
Custodian  to  be an  Authorized  Person  by  telex  or  any  other  such  system  whereby  the  receiver  of  such communications  is able to verify by codes or otherwise  with a reasonable  degree of certainty the identity of the sender of such communication.

                                                    ARTICLE II

                                             APPOINTMENT OF CUSTODIAN

         1.       The Fund hereby  constitutes  and appoints the  Custodian  as  custodian  of the  Securities  and moneys at any time owned or held by the Fund during the period of this Agreement.

         2.       The  Custodian  hereby  accepts  appointment  as such  custodian and agrees to perform the duties thereof as hereinafter set forth.

                                                    ARTICLE III

                                          CUSTODY OF CASH AND SECURITIES

         1.       Except for monies  received  and  maintained  in the  Transfer  Agent  Account,  or as  otherwise provided in  paragraph 7 of this  Article or in Article  VIII or XV, the Fund will deliver or cause to be delivered to the Custodian all  Securities and all moneys owned by it, at any time during the period of this  Agreement,  and shall specify with respect to such  Securities and money the Series to which the same are  specifically  allocated, and the Custodian  shall not be responsible  for any  Securities or money not so delivered.  Except for assets held at DTC, the Custodian  shall  physically  segregate,  keep and maintain the  Securities of the Series  separate and apart from each other Series and from other assets held by the Custodian.  Except as otherwise  expressly  provided in this  Agreement,  the Custodian will not be responsible  for any Securities and moneys not actually  received by it,  unless the  Custodian  has been  negligent  or has engaged in willful  misconduct  with respect  thereto.  The
Custodian  will be entitled to reverse any credit of money made on the Fund's  behalf  where such credits have been previously  made and moneys are not finally  collected,  unless the Custodian has been  negligent or has engaged in willful  misconduct  with respect  thereto;  provided that if such reversal is 30 days or more after the credit was issued,  the  Custodian  will give five  days'  prior  notice  of such  reversal.  The Fund  shall  deliver  to the
Custodian a certified  resolution  of the Board of  Trustees  of the Fund,  substantially  in the form of Exhibit A hereto,  approving,  authorizing and instructing the Custodian on a continuous and on-going basis to deposit in the
Book-Entry  System all  Securities  eligible for deposit  therein,  regardless  of the Series to which the same are specifically  allocated  and to  utilize  the  Book-Entry  System to the extent  possible  in  connection  with its performance  hereunder,  including,  without  limitation,  in connection with settlements of purchases and sales of
Securities,  loans of  Securities  and  deliveries  and  returns of  Securities  collateral.  Prior to a deposit of
Securities  specifically  allocated  to a Series in any  Depository,  the Fund  shall  deliver to the  Custodian  a certified  resolution  of the  Board of  Trustees  of the  Fund,  substantially  in the form of  Exhibit  B hereto, approving,  authorizing  and  instructing  the Custodian on a continuous and ongoing basis until  instructed to the contrary by a  Certificate  to deposit in such  Depository  all  Securities  specifically  allocated to such Series eligible  for  deposit  therein,  and to utilize  such  Depository  to the  extent  possible  with  respect to such
Securities  in connection  with its  performance  hereunder,  including,  without  limitation,  in connection  with settlements  of purchases and sales of Securities,  loans of  Securities,  and deliveries and returns of Securities collateral.  Securities and moneys  deposited in either the Book-Entry  System or a Depository  will be represented in  accounts  which  include  only assets  held by the  Custodian  for  customers,  including,  but not limited to, accounts in which the Custodian acts in a fiduciary or representative  capacity and will be specifically  allocated on the Custodian's  books to the separate account for the applicable  Series.  Prior to the Custodian's  accepting, utilizing and acting with respect to Clearing Member  confirmations  for Options and  transactions in Options for a
Series as provided in this  Agreement,  the  Custodian  shall have  received a certified  resolution  of the Fund's
Board of Trustees,  substantially  in the form of Exhibit C hereto,  approving,  authorizing  and  instructing  the
Custodian on a  continuous  and on-going  basis,  until  instructed  to the  contrary by a  Certificate  to accept, utilize and act in accordance  with such  confirmations  as provided in this Agreement with respect to such Series.
All  Securities  are to be held or disposed of by the Custodian  for, and subject at all times to the  instructions of, the Fund pursuant to the terms of this  Agreement.  The  Custodian  shall have no power or authority to assign, hypothecate,  pledge or otherwise dispose of any Securities except as provided by the terms of this Agreement,  and shall have the sole power to release and deliver Securities held pursuant to this Agreement.

         2.       The Custodian shall establish and maintain  separate  accounts,  in the name of each Series,  and shall  credit to the  separate  account for each Series all moneys  received by it for the account of the Fund with respect  to such  Series.  Money  credited  to a separate  account  for a Series  shall be subject  only to drafts, orders, or charges of the Custodian pursuant to this Agreement and shall be disbursed by the Custodian only:

                           (a)      As hereinafter provided;

                           (b)      Pursuant  to  Certificates  or  Resolutions  of the  Fund's  Board of  Trustees
certified  by an Officer  and by the  Secretary  or  Assistant  Secretary  of the Fund  setting  forth the name and address of the person to whom the payment is to be made,  the Series  account from which payment is to be made, the purpose for which payment is to be made, and declaring  such purpose to be a proper  corporate  purpose;  provided, however, that amounts representing dividends,  distributions,  or redemptions proceeds with respect to Shares shall be paid only to the Transfer Agent Account;

                           (c)      In payment of the fees and in  reimbursement of the expenses and liabilities of the Custodian attributable to such Series and authorized by this Agreement; or

                           (d)      Pursuant to Certificates to pay interest,  taxes,  management fees or operating expenses  (including,  without  limitation  thereto,  Board of  Trustees'  fees and  expenses,  and fees for  legal accounting  and  auditing  services),  which  Certificates  set forth the name and  address  of the  person to whom payment is to be made,  state the purpose of such payment and  designate  the Series for whose  account the payment is to be made.

         3.       Promptly  after the close of  business on each day,  the  Custodian  shall  furnish the Fund with confirmations  and a summary,  on a per Series  basis,  of all  transfers  to or from the account of the Fund for a
Series,  either  hereunder or with any  co-custodian  or  subcustodian  appointed in accordance with this Agreement during  said  day.  Where  Securities  are  transferred  to the  account  of the Fund  for a  Series  but held in a
Depository,  the Custodian  shall upon such transfer  also by book-entry or otherwise  identify such  Securities as belonging  to such  Series  in a  fungible  bulk of  Securities  registered  in the name of the  Custodian  (or its nominee) or shown on the  Custodian's  account on the books of the Book-Entry  System or the  Depository.  At least monthly and from time to time,  the  Custodian  shall furnish the Fund with a detailed  statement,  on a per Series basis, of the Securities and moneys held under this Agreement for the Fund.

         4.       Except as otherwise  provided in paragraph 7 of this Article and in Article VIII,  all Securities held by the Custodian  hereunder,  which are issued or issuable only in bearer form,  except such Securities as are held in the Book-Entry  System,  shall be held by the Custodian in that form; all other  Securities  held hereunder may be registered in the name of the Fund, in the name of any duly  appointed  registered  nominee of the Custodian as the  Custodian  may from time to time  determine,  or in the name of the  Book-Entry  System or a Depository  or their  successor  or  successors,  or their  nominee or  nominees.  The Fund  agrees to  furnish  to the  Custodian appropriate  instruments to enable the Custodian to hold or deliver in proper form for transfer,  or to register in the name of its  registered  nominee or in the name of the Book-Entry  System or a Depository any Securities  which it may hold  hereunder and which may from time to time be registered in the name of the Fund.  The Custodian  shall hold all such  Securities  specifically  allocated to a Series which are not held in the Book-Entry  System or in a
Depository in a separate  account in the name of such Series  physically  segregated at all times from those of any other person or persons.

         5.       Except as otherwise  provided in this Agreement and unless  otherwise  instructed to the contrary by a  Certificate,  the  Custodian by itself,  or through the use of the  Book-Entry  System or a  Depository  with respect to Securities  held  hereunder and therein  deposited,  shall with respect to all  Securities  held for the
Fund hereunder in accordance with preceding paragraph 4:

                           (a)  Promptly collect all income, dividends and distributions due or payable;

                           (b) Promptly  give notice to the Fund and  promptly  present for payment and collect the amount of money or other  consideration  payable upon such Securities which are called,  but only if either (i) the
Custodian  receives  a written  notice of such  call,  or (ii)  notice of such call  appears  in one or more of the publications  listed in Appendix D annexed  hereto,  which may be amended at any time by the Custodian  without the prior consent of the Fund, provided the Custodian gives prior notice of such amendment to the Fund;

                           (c)  Promptly  present  for  payment  and  collect  for the  Fund's  account  the amount payable upon all Securities which mature;

                           (d)  Promptly  surrender  Securities  in  temporary  form  in  exchange  for  definitive
Securities;

                           (e) Promptly  execute,  as custodian,  any necessary  declarations  or  certificates  of ownership  under the  Federal  Income Tax Laws or the laws or  regulations  of any other  taxing  authority  now or hereafter in effect;

                           (f) Hold directly,  or through the Book-Entry  System or the Depository  with respect to
Securities  therein  deposited,  for the account of a Series, all rights and similar securities issued with respect to any Securities held by the Custodian for such Series hereunder; and

                           (g)  Promptly  deliver to the Fund all notices,  proxies,  proxy  soliciting  materials, consents and other  written  information  (including,  without  limitation,  notices of tender  offers and exchange offers,  pendency of calls,  maturities  of  Securities  and  expiration  of rights)  relating to  Securities  held pursuant to this Agreement which are actually  received by the Custodian,  such proxies and other similar materials to be executed by the registered  holder (if  Securities  are  registered  otherwise than in the name of the Fund), but without indicating the manner in which proxies or consents are to be voted.

         6.       Upon receipt of a Certificate  and not otherwise,  the Custodian,  directly or through the use of the Book-Entry System or the Depository, shall:

                           (a)  Promptly  execute  and  deliver  to  such  persons  as may be  designated  in  such
Certificate  proxies,  consents,  authorizations,  and any other  instruments  whereby the authority of the Fund as owner of any Securities held hereunder for the Series specified in such Certificate may be exercised;

                           (b) Promptly  deliver any  Securities  held  hereunder for the Series  specified in such
Certificate  in  exchange  for  other  Securities  or cash  issued  or paid in  connection  with  the  liquidation, reorganization,  refinancing,  merger, consolidation or recapitalization of any corporation, or the exercise of any right,  warrant or conversion  privilege and receive and hold hereunder  specifically  allocated to such Series any cash or other Securities received in exchange;

                           (c) Promptly  deliver any  Securities  held  hereunder for the Series  specified in such
Certificate  to any  protective  committee,  reorganization  committee  or  other  person  in  connection  with the reorganization,  refinancing,  merger,  consolidation,  recapitalization or sale of assets of any corporation,  and receive and hold  hereunder  specifically  allocated  to such  Series in exchange  therefor  such  certificates  of deposit,  interim  receipts or other  instruments  or documents as may be issued to it to evidence such delivery or such Securities as may be issued upon such delivery; and

                           (d) Promptly  present for payment and collect the amount payable upon  Securities  which may be called as specified in the Certificate.

         7.       Notwithstanding  any provision  elsewhere  contained herein,  the Custodian shall not be required to obtain  possession of any  instrument or  certificate  representing  any Futures  Contract,  any Option,  or any
Futures  Contract Option until after it shall have  determined,  or shall have received a Certificate from the Fund stating,  that any such instruments or certificates  are available.  The Fund shall deliver to the Custodian such a
Certificate  no later than the business day  preceding the  availability  of any such  instrument  or  certificate.
Prior to such  availability,  the Custodian  shall comply with Section 17(f) of the Investment  Company Act of 1940 in  connection  with the purchase,  sale,  settlement,  closing out or writing of Futures  Contracts,  Options,  or
Futures  Contract  Options by making  payments or deliveries  specified in Certificates in connection with any such purchase,  sale, writing,  settlement or closing out upon its receipt from a broker,  dealer, or futures commission merchant of a statement or confirmation  reasonably  believed by the Custodian to be in the form  customarily  used by brokers,  dealers,  or future commission  merchants with respect to such Futures Contracts,  Options, or Futures
Contract  Options,  as the case may be,  confirming  that such  Security is held by such broker,  dealer or futures commission  merchant,  in book-entry  form or otherwise in the name the Custodian (or any nominee of the Custodian)
as custodian for the Fund; provided,  however,  that notwithstanding the foregoing,  payments to or deliveries from the Margin  Account and payments  with respect to Securities to which a Margin  Account  relates,  shall be made in accordance  with the terms and  conditions  of the Margin  Account  Agreement.  Whenever  any such  instruments  or certificates are available,  the Custodian shall,  notwithstanding any provision in this Agreement to the contrary, make payment for any Futures  Contract,  Option,  or Futures  Contract  Option for which such  instruments  or such certificates are available only against the delivery to the Custodian of such instrument or such  certificate,  and deliver any Futures  Contract,  Option or Futures Contract Option for which such  instruments or such  certificates are  available  only against  receipt by the Custodian of payment  therefor.  Any such  instrument  or  certificate delivered to the  Custodian  shall be held by the  Custodian  hereunder  in  accordance  with,  and subject to, the provisions of this Agreement.

                                                    ARTICLE IV

                                   PURCHASE AND SALE OF INVESTMENTS OF THE FUND
                                      OTHER THAN OPTIONS, FUTURES CONTRACTS,
                                 FUTURES CONTRACT OPTIONS, REPURCHASE AGREEMENTS,
                                   REVERSE REPURCHASE AGREEMENTS AND SHORT SALES

         1.       Promptly after each  execution of a purchase of Securities by the Fund,  other than a purchase of an Option, a Futures Contract,  a Futures Contract Option, a Repurchase  Agreement,  a Reverse Repurchase Agreement
or a Short Sale,  the Fund shall deliver to the  Custodian  (i) with respect to each  purchase of Securities  which are not  Money  Market  Securities,  a  Certificate,  and (ii)  with  respect  to each  purchase  of  Money  Market
Securities,  a  Certificate,  oral  Instructions  or Written  Instructions,  specifying  with  respect to each such purchase:  (a) the Series to which such  Securities are to be  specifically  allocated;  (b) the name of the issuer and the title of the Securities;  (c) the number of shares or the principal amount purchased and accrued  interest, if any; (d) the date of purchase and  settlement;  (e) the purchase  price per unit;  (f) the total amount  payable upon such  purchase;  (g) the name of the person from whom or the broker  through whom the  purchase was made,  and the name of the  clearing  broker,  if any;  and (h) the name of the broker or other party to whom payment is to be made.  Custodian shall,  upon receipt of such Securities  purchased by or for the Fund, pay to the broker specified in the  Certificate  out of the moneys  held for the  account of such  Series the total  amount  payable  upon such purchase,  provided  that the same  conforms to the total  amount  payable as set forth in such  Certificate,  oral
Instructions or Written Instructions.

         2.       Promptly  after each  execution  of a sale of  Securities  by the Fund,  other than a sale of any
Option,  Futures Contract,  Futures Contract Option,  Repurchase  Agreement,  Reverse Repurchase Agreement or Short
Sale,  the Fund shall  deliver  such to the  Custodian  (i) with respect to each sale of  Securities  which are not
Money  Market  Securities,  a  Certificate,  and (ii) with  respect  to each  sale of Money  Market  Securities,  a
Certificate,  Oral  Instructions  or Written  Instructions,  specifying  with  respect  to each such sale:  (a) the
Series to which  such  Securities  were  specifically  allocated;  (b) the name of the  issuer and the title of the
Security;  (c) the number of shares or principal  amount sold, and accrued  interest,  if any; (d) the date of sale and  settlement;  (e) the sale price per unit;  (f) the total  amount  payable to the Fund upon such sale;  (g) the name of the broker  through whom or the person to whom the sale was made, and the name of the clearing  broker,  if any;  and (h) the name of the broker to whom the  Securities  are to be  delivered.  On the  settlement  date,  the
Custodian  shall deliver the  Securities  specifically  allocated to such Series to the broker in  accordance  with generally  accepted street  practices and as specified in the Certificate  upon receipt of the total amount payable to the Fund upon such  sale,  provided  that the same  conforms  to the total  amount  payable as set forth in such
Certificate, oral Instructions or Written Instructions.

                                                     ARTICLE V

                                                      OPTIONS

         1.       Promptly  after  each  execution  of a  purchase  of any  Option by the Fund other than a closing purchase  transaction,  the Fund shall  deliver to the  Custodian a  Certificate  specifying  with  respect to each
Option  purchased:  (a) the Series to which such Option is specifically  allocated;  (b) the type of Option (put or call); (c) the instrument,  currency,  or Security underlying such Option and the number of Options, or the name of the in the case of an Index  Option,  the index to which  such  Option  relates  and the  number  of Index  Options purchased;  (d) the expiration  date; (e) the exercise  price;  (f) the dates of purchase and  settlement;  (g) the total  amount  payable  by the Fund in  connection  with such  purchase;  and (h) the name of the  Clearing  Member through whom such Option was  purchased.  The  Custodian  shall pay,  upon receipt of a Clearing  Member's  written statement  confirming  the purchase of such Option held by such  Clearing  Member for the account of the  Custodian
(or any duly appointed and  registered  nominee of the Custodian) as Custodian for the Fund, out of moneys held for the account of the Series to which such Option is to be  specifically  allocated,  the total  amount  payable  upon such  purchase to the Clearing  Member  through whom the purchase was made,  provided that the same conforms to the amount payable as set forth in such Certificate.

         2.       Promptly  after  the  execution  of a sale of any  Option  purchased  by the Fund,  other  than a closing sale  transaction,  pursuant to paragraph 1 hereof,  the Fund shall  deliver to the Custodian a Certificate specifying  with respect to each such sale:  (a) the Series to which such Option was  specifically  allocated;  (b)
the type of Option (put or call); (c) the instrument,  currency,  or Security underlying such Option and the number of  Options,  or the name of the issuer and the title and number of shares  subject to such  Option or, in the case of a Index Option,  the index to which such Option  relates and the number of Index  Options sold;  (d) the date of sale;  (e) the sale price;  (f) the date of  settlement;  (g) the total amount  payable to the Fund upon such sale;
and (h) the name of the  Clearing  Member  through  whom the sale was made.  The  Custodian  shall  consent  to the delivery of the Option sold by the  Clearing  Member  which  previously  supplied  the  confirmation  described  in preceding  paragraph of this Article with respect to such Option upon receipt by the  Custodian of the total amount payable to the Fund, provided that the same conforms to the total amount payable as set forth in such Certificate.

         3.       Promptly  after the  exercise by the Fund of any Call Option  purchased  by the Fund  pursuant to paragraph 1 hereof,  the Fund shall  deliver to the Custodian a  Certificate  specifying  with respect to such Call
Option:  (a) the Series to which such Call Option was  specifically  allocated;  (b) the name of the issuer and the title and number of shares  subject to the Call  Option;  (c) the  expiration  date;  (d) the date of exercise  and settlement;  (e) the exercise price per share; (f) the total amount to be paid by the Fund upon such exercise;  and
(g) the name of the  Clearing  Member  through  whom such Call Option was  exercised.  The  Custodian  shall,  upon receipt of the  Securities  underlying  the Call  Option  which was  exercised,  pay out of the moneys held for the account  of the Series to which  such Call  Option  was  specifically  allocated  the total  amount  payable to the
Clearing  Member  through whom the Call Option was  exercised,  provided that the same conforms to the total amount payable as set forth in such Certificate.

         4.       Promptly  after the  exercise  by the Fund of any Put Option  purchased  by the Fund  pursuant to paragraph 1 hereof,  the Fund shall  deliver to the  Custodian a  Certificate  specifying  with respect to such Put
Option:  (a) the Series to which such Put Option  was  specifically  allocated;  (b) the name of the issuer and the title and number of shares  subject to the Put  Option;  (c) the  expiration  date;  (d) the date of  exercise  and settlement;  (e) the exercise price per share; (f) the total amount to be paid to the Fund upon such exercise;  and
(g) the name of the  Clearing  Member  through  whom such Put Option  was  exercised.  The  Custodian  shall,  upon receipt of the amount  payable upon the exercise of the Put Option,  deliver or direct a Depository  to deliver the
Securities  specifically allocated to such Series,  provided the same conforms to the amount payable to the Fund as set forth in such Certificate.

         5.       Promptly  after the  exercise by the Fund of any Index Option  purchased by the Fund  pursuant to paragraph 1 hereof,  the Fund shall deliver to the Custodian a  Certificate  specifying  with respect to such Index
Option:  (a) the Series to which such Index Option was  specifically  allocated;  (b) the type of Index Option (put or call)  (c) the  number  of  Options  being  exercised;  (d) the  index to which  such  Option  relates;  (e) the expiration  date; (f) the exercise  price;  (g) the total amount to be received by the Fund in connection with such exercise; and (h) the Clearing Member from whom such payment is to be received.

         6.       Whenever  the Fund  writes  a  Covered  Call  Option,  the Fund  shall  promptly  deliver  to the
Custodian  a  Certificate  specifying  with  respect to such  Covered  Call  Option:  (a) the Series for which such
Covered  Call  Option  was  written;  (b) the name of the  issuer  and the title and number of shares for which the
Covered Call Option was written and which underlie the same; (c) the expiration  date; (d) the exercise price;  (e)
the premium to be received by the Fund;  (f) the date such  Covered  Call Option was  written;  and (g) the name of the  Clearing  Member  through  whom the premium is to be  received.  The  Custodian  shall  deliver or cause to be delivered,  upon  receipt of the premium  specified  in the  Certificate  with respect to such Covered Call Option, such receipts as are required in accordance with the customs  prevailing  among Clearing Members dealing in Covered
Call Options and shall impose, or direct a Depository to impose,  upon the underlying  Securities  specified in the
Certificate  specifically  allocated  to such  Series  such  restrictions  as may be  required  by  such  receipts.
Notwithstanding  the foregoing,  the Custodian has the right,  upon prior written  notification to the Fund, at any time to refuse to issue any receipts for  Securities in the  possession  of the Custodian and not deposited  with a
Depository underlying a Covered Call Option.

         7.       Whenever a Covered Call Option  written by the Fund and described in the  preceding  paragraph of this  Article is  exercised,  the Fund shall  promptly  deliver to the  Custodian  a  Certificate  instructing  the
Custodian to deliver,  or to direct the Depository to deliver,  the Securities  subject to such Covered Call Option and  specifying:  (a) the Series for which such  Covered  Call Option was  written;  (b) the name of the issuer and the title and number of shares subject to the Covered Call Option;  (c) the Clearing  Member to whom the underlying
Securities are to be delivered;  and (d) the total amount  payable to the Fund upon such delivery.  Upon the return and/or  cancellation  of any  receipts  delivered  pursuant to paragraph 6 of this  Article,  the  Custodian  shall deliver,  or direct a Depository  to deliver,  the  underlying  Securities  as specified  in the  Certificate  upon payment of the amount to be received as set forth in such Certificate.

         8.       Whenever  the Fund  writes a Put  Option,  the Fund shall  promptly  deliver to the  Custodian  a
Certificate  specifying  with  respect to such Put  Option:  (a) the Series for which such Put Option was  written;
(b) the name of the  issuer  and the title  and  number of shares  for which the Put  Option is  written  and which underlie the same; (c) the expiration  date;  (d) the exercise  price;  (e) the premium to be received by the Fund;
(f) the date such Put Option is written;  (g) the name of the  Clearing  Member  through  whom the premium is to be received and to whom a Put Option  guarantee letter is to be delivered;  (h) the amount of cash,  and/or the amount and kind of  Securities,  if any,  specifically  allocated to such Series to be  deposited  in the Senior  Security
Account  for such  Series;  and (i) the  amount of cash  and/or  the  amount  and kind of  Securities  specifically allocated to such Series to be deposited into the Collateral  Account for such Series.  The Custodian shall,  after making the deposits into the Collateral  Account specified in the Certificate,  issue a Put Option guarantee letter substantially  in the form  utilized by the  Custodian  on the date  hereof,  and deliver the same to the  Clearing
Member  specified in the Certificate  upon receipt of the premium  specified in said  Certificate.  Notwithstanding the  foregoing,  the Custodian  shall be under no obligation  to issue any Put Option  guarantee  letter or similar document if it is unable to make any of the representations contained therein.

         9.       Whenever  a Put  Option  written  by the  Fund  and  described  in  the  preceding  paragraph  is exercised,  the Fund shall  promptly  deliver to the  Custodian a Certificate  specifying:  (a) the Series to which such Put Option was written;  (b) the name of the issuer and title and number of shares  subject to the Put Option;
(c) the Clearing  Member from whom the underlying  Securities  are to be received;  (d) the total amount payable by the Fund upon  such  delivery;  (e) the  amount of cash  and/or  the  amount  and kind of  Securities  specifically allocated to such Series to be  withdrawn  from the  Collateral  Account for such Series and (f) the amount of cash and/or the amount and kind of Securities,  specifically  allocated to such series, if any, to be withdrawn from the
Senior  Security  Account.  Upon the  return  and/or  cancellation  of any Put Option  guarantee  letter or similar document  issued by the Custodian in  connection  with such Put Option,  the Custodian  shall pay out of the moneys held for the account of the series to which such Put Option was  specifically  allocated  the total amount  payable to the Clearing  Member  specified  in the  Certificate  as set forth in such  Certificate,  upon  delivery of such
Securities, and shall make the withdrawals specified in such Certificate.

         10.      Whenever the Fund writes an Index  Option,  the Fund shall  promptly  deliver to the  Custodian a
Certificate  specifying  with  respect to such  Index  Option:  (a) the  Series  for which  such  Index  Option was written;  (b) whether such Index  Option is a put or a call;  (c) the number of Options  written;  (d) the index to which such Option relates;  (e) the expiration  date; (f) the exercise price;  (g) the Clearing Member through whom such Option was written;  (h) the premium to be received by the Fund;  (i) the amount of cash and/or the amount and kind of Securities,  if any,  specifically  allocated to such Series to be deposited in the Senior Security Account for such Series; (j) the amount of cash and/or the amount and kind of Securities,  if any,  specifically  allocated to such Series to be deposited  in the  Collateral  Account for such Series;  and (k) the amount of cash and/or the amount and kind of Securities,  if any, specifically  allocated to such Series to be deposited in a Margin Account, and the name in which such  account is to be or has been  established.  The  Custodian  shall,  upon receipt of the premium specified in the Certificate,  make the deposits, if any, into the Senior Security Account specified in the
Certificate,  and either (1) deliver such receipts,  if any, which the Custodian has specifically  agreed to issue, which are in accordance with the customs  prevailing  among Clearing Members in Index Options and make the deposits into the  Collateral  Account  specified  in the  Certificate,  or (2) make the  deposits  into the Margin  Account specified in the Certificate.

         11.      Whenever an Index Option  written by the Fund and  described in the  preceding  paragraph of this
Article is exercised,  the Fund shall promptly  deliver to the Custodian a Certificate  specifying  with respect to such  Index  Option:  (a) the  Series for which such Index  Option  was  written;  (b) such  information  as may be necessary to identify the Index Option being  exercised;  (c) the Clearing Member through whom such Index Option is being  exercised;  (d) the total amount payable upon such exercise,  and whether such amount is to be paid by or to the Fund;  (e) the amount of cash and/or  amount and kind of  Securities,  if any, to be withdrawn  from the Margin
Account;  and (f) the amount of cash and/or amount and kind of Securities,  if any, to be withdrawn from the Senior
Security  Account for such Series;  and the amount of cash and/or the amount and kind of Securities,  if any, to be withdrawn from the  Collateral  Account for such Series.  Upon the return and/or  cancellation  of the receipt,  if any,  delivered  pursuant to the  preceding  paragraph of this Article,  the Custodian  shall pay out of the moneys held for the account of the Series to which such Stock Index  Option was  specifically  allocated  to the  Clearing
Member specified in the Certificate the total amount payable, if any, as specified therein.

         12.      Promptly  after the  execution  of a purchase  or sale by the Fund of any Option  identical  to a previously  written  Option  described  in  paragraphs,  6, 8 or 10 of  this  Article  in a  transaction  expressly designated as a "Closing  Purchase  Transaction" or a "Closing Sale  Transaction",  the Fund shall promptly deliver to the Custodian a Certificate  specifying  with respect to the Option being  purchased:  (a) that the  transaction is a Closing Purchase  Transaction or a Closing Sale Transaction;  (b) the Series for which the Option was written;
(c) the instrument,  currency,  or Security subject to the Option, or, in the case of an Index Option, the index to which such Option  relates and the number of Options held;  (d) the exercise  price;  (e) the premium to be paid by or the amount to be paid to the Fund; (f) the expiration  date; (g) the type of Option (put or call);  (h) the date of such  purchase or sale;  (i) the name of the Clearing  Member to whom the premium is to be paid or from whom the amount is to be  received;  and (j) the amount of cash  and/or the amount  and kind of  Securities,  if any,  to be withdrawn  from the  Collateral  Account,  a specified  Margin  Account,  or the Senior  Security  Account for such
Series.  Upon the  Custodian's  payment of the premium or receipt of the amount,  as the case may be,  specified in the  Certificate  and the return and/or  cancellation  of any receipt  issued  pursuant to paragraphs 6, 8 or 10 of this Article with respect to the Option being liquidated  through the Closing  Purchase  Transaction or the Closing
Sale  Transaction,  the  Custodian  shall  remove,  or  direct a  Depository  to  remove,  the  previously  imposed restrictions on the Securities underlying the Call Option.

         13.      Upon the expiration,  exercise or consummation of a Closing Purchase  Transaction with respect to any Option  purchased or written by the Fund and described in this Article,  the Custodian shall delete such Option from the  statements  delivered to the Fund pursuant to paragraph 3 Article III herein,  and upon the return and/or cancellation  of any receipts issued by the Custodian,  shall make such  withdrawals  from the Collateral  Account, and the Margin  Account  and/or the Senior  Security  Account as may be  specified  in a  Certificate  received  in connection with such expiration, exercise, or consummation.

         14.      Securities  acquired by the Fund  through the  exercise of an Option  described  in this  Article shall be subject to Article IV hereof.

                                                    ARTICLE VI

                                                 FUTURES CONTRACTS

         1.       Whenever the Fund shall enter into a Futures  Contract,  the Fund shall  deliver to the Custodian a  Certificate  specifying  with  respect to such  Futures  Contract,  (or with  respect to any number of identical
Futures  Contract  (s)):  (a) the Series for which the  Futures  Contract  is being  entered;  (b) the  category of
Futures Contract (the name of the underlying index or financial  instrument);  (c) the number of identical  Futures
Contracts  entered into; (d) the delivery or settlement date of the Futures  Contract(s);  (e) the date the Futures
Contract(s)  was (were)  entered into and the maturity date; (f) whether the Fund is buying (going long) or selling
(going short) such Futures  Contract(s);  (g) the amount of cash and/or the amount and kind of Securities,  if any, to be deposited in the Senior  Security  Account for such Series;  (h) the name of the broker,  dealer,  or futures commission  merchant  through whom the Futures  Contract was entered into; and (i) the amount of fee or commission, if any, to be paid and the name of the broker,  dealer,  or futures  commission  merchant to whom such amount is to be paid.  The Custodian  shall make the deposits,  if any, to the Margin  Account in accordance  with the terms and conditions  of the Margin  Account  Agreement.  The  Custodian  shall make  payment out of the moneys  specifically allocated to such Series of the fee or commission,  if any,  specified in the Certificate and deposit in the Senior
Security  Account  for such Series the amount of cash and/or the amount and kind of  Securities  specified  in said
Certificate.

         2.                (a) Any  variation  margin  payment or similar  payment  required to be made by the Fund to a broker,  dealer, or futures commission  merchant with respect to an outstanding Futures Contract shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

                           (b) Any variation  margin payment or similar payment from a broker,  dealer,  or futures commission  merchant to the Fund with respect to an outstanding  Futures  Contract shall be received and dealt with by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

         3.       Whenever  a Futures  Contract  held by the  Custodian  hereunder  is  retained  by the Fund until delivery or settlement  is made on such Futures  Contract,  the Fund shall  deliver to the  Custodian  prior to the delivery or settlement  date a Certificate  specifying:  (a) the Futures  Contract and the Series to which the same relates;  (b) with respect to an Index Futures  Contract,  the total cash settlement amount to be paid or received, and with  respect to a  Financial  Futures  Contract,  the  Securities  and/or  amount of cash to be  delivered  or received;  (c) the broker,  dealer,  or futures  commission  merchant to or from whom  payment or delivery is to be made or received;  and (d) the amount of cash and/or  Securities to be withdrawn from the Senior  Security  Account for such Series.  The Custodian shall make the payment or delivery  specified in the  Certificate,  and delete such
Futures Contract from the statements delivered to the Fund pursuant to paragraph 3 of Article III herein.

         4.       Whenever the Fund shall enter into a Futures  Contract to offset a Futures  Contract  held by the
Custodian  hereunder,  the  Fund  shall  deliver  to the  Custodian  a  Certificate  specifying:  (a) the  items of information  required in a  Certificate  described in  paragraph 1 of this  Article,  and (b) the Futures  Contract being offset.  The Custodian shall make payment out of the money  specifically  allocated to such Series of the fee or  commission,  if any,  specified  in the  Certificate  and delete the  Futures  Contract  being  offset from the statements  delivered to the Fund  pursuant to paragraph 3 of Article III herein,  and make such  withdrawals  from the Senior Security  Account for such Series as may be specified in the Certificate.  The  withdrawals,  if any, to be made from the Margin  Account shall be made by the Custodian in accordance  with the terms and conditions of the
Margin Account Agreement.

                                                    ARTICLE VII
                                             FUTURES CONTRACT OPTIONS

         1.       Promptly after the execution of a purchase of any Futures  Contract  Option by the Fund, the Fund
shall deliver to the Custodian a  Certificate  specifying  with respect to such Futures  Contract  Option:  (a) the
Series to which such Option is specifically  allocated;  (b) the type of Futures Contract Option (put or call); (c)
the type of Futures  Contract and such other  information  as may be  necessary  to identify  the Futures  Contract underlying the Futures  Contract Option  purchased;  (d) the expiration date; (e) the exercise price; (f) the dates of purchase and  settlement;  (g) the amount of premium to be paid by the Fund upon such purchase;  (h) the name of the broker or futures commission  merchant through whom such Option was purchased;  and (i) the name of the broker, or  futures  commission  merchant,  to whom  payment  is to be made.  The  Custodian  shall  pay out of the  moneys specifically  allocated  to such  Series the total  amount to be paid upon such  purchase  to the broker or futures commissions  merchant  through whom the purchase was made,  provided that the same conforms to the amount set forth in such Certificate.

         2.       Promptly  after the  execution  of a sale of any Futures  Contract  Option  purchased by the Fund pursuant to paragraph 1 hereof,  the Fund shall deliver to the Custodian a Certificate  specifying  with respect to each such sale:  (a) Series to which such  Futures  Contract  Option was  specifically  allocated;  (b) the type of
Future  Contract  Option  (put or call);  (c) the type of Futures  Contract  and such other  information  as may be necessary to identify the Futures Contract  underlying the Futures  Contract Option;  (d) the date of sale; (e) the sale price;  (f) the date of settlement;  (g) the total amount payable to the Fund upon such sale; and (h) the name of the broker of futures  commission  merchant  through whom the sale was made. The Custodian  shall consent to the cancellation  of the Futures  Contract  Option being closed  against  payment to the  Custodian of the total amount payable to the Fund, provided the same conforms to the total amount payable as set forth in such Certificate.

         3.       Whenever a Futures  Contract  Option  purchased by the Fund  pursuant to paragraph 1 is exercised by the Fund, the Fund shall  promptly  deliver to the Custodian a Certificate  specifying:  (a) the Series to which such Futures Contract Option was specifically  allocated;  (b) the particular Futures Contract Option (put or call)
being  exercised;  (c) the type of  Futures  Contract  underlying  the  Futures  Contract  Option;  (d) the date of exercise;  (e) the name of the broker or futures  commission  merchant  through whom the Futures Contract Option is exercised;  (f) the net total amount,  if any,  payable by the Fund; (g) the amount,  if any, to be received by the
Fund;  and (h) the amount of cash and/or the amount and kind of Securities  to be deposited in the Senior  Security
Account for such Series.  The Custodian  shall make,  out of the moneys and  Securities  specifically  allocated to such Series,  the  payments of money,  if any, and the deposits of  Securities,  if any,  into the Senior  Security
Account as specified in the  Certificate.  The deposits,  if any, to be made to the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

         4.       Whenever  the Fund  writes a Futures  Contract  Option,  the Fund shall  promptly  deliver to the
Custodian a Certificate  specifying  with respect to such Futures  Contract  Option:  (a) the Series for which such
Futures  Contract  Option was  written;  (b) the type of Futures  Contract  Option  (put or call);  (c) the type of
Futures  Contract and such other  information as may be necessary to identify the Futures  Contract  underlying the
Futures  Contract  Option;  (d) the expiration  date; (e) the exercise price; (f) the premium to be received by the
Fund; (g) the name of the broker or futures  commission  merchant  through whom the premium is to be received;  and
(h) the amount of cash and/or the amount and kind of  Securities,  if any, to be deposited  in the Senior  Security
Account for such Series.  The Custodian shall, upon receipt of the premium  specified in the Certificate,  make out of the moneys and Securities  specifically  allocated to such Series the deposits into the Senior Security Account, if any, as specified in the  Certificate.  The deposits,  if any, to be made to the Margin Account shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

         5.       Whenever a Futures  Contract  Option  written by the Fund which is a call is exercised,  the Fund shall promptly  deliver to the Custodian a Certificate  specifying:  (a) the Series to which such Futures  Contract
Option was specifically  allocated;  (b) the particular Futures Contract Option exercised;  (c) the type of Futures
Contract  underlying  the  Futures  Contract  Option;  (d) the name of the  broker or futures  commission  merchant through whom such Futures  Contract  Option was exercised;  (e) the net total amount,  if any,  payable to the Fund upon such exercise;  (f) the net total amount,  if any, payable by the Fund upon such exercise;  and (g) the amount of cash and/or the amount and kind of  Securities to be deposited in the Senior  Security  Account for such Series.
The  Custodian  shall,  upon its receipt of the net total  amount  payable to the Fund,  if any,  specified in such
Certificate make the payments,  if any, and the deposits,  if any, into the Senior Security Account as specified in the  Certificate.  The  deposits,  if any,  to be made to the  Margin  Account  shall be made by the  Custodian  in accordance with the terms and conditions of the Margin Account Agreement.

         6.       Whenever  a  Futures  Contract  Option  which  is  written  by the  Fund  and  which  is a put is exercised,  the Fund shall  promptly  deliver to the  Custodian a Certificate  specifying:  (a) the Series to which such Option was  specifically  allocated;  (b) the particular  Futures Contract Option  exercised;  (c) the type of
Futures  Contract  underlying  such  Futures  Contract  Option;  (d) the name of the broker or  futures  commission merchant through whom such Futures Contract Option is exercised;  (e) the net total amount,  if any, payable to the
Fund upon such exercise;  (f) the net total amount,  if any,  payable by the Fund upon such  exercise;  and (g) the amount and kind of Securities  and/or cash to be withdrawn  from or deposited in, the Senior  Security  Account for such Series,  if any. The Custodian  shall,  upon its receipt of the net total amount  payable to the Fund, if any, specified in the  Certificate,  make out of the moneys and Securities  specifically  allocated to such Series,  the payments,  if any, and the deposits,  if any,  into the Senior  Security  Account as specified in the  Certificate.
The deposits to and/or  withdrawals  from the Margin Account,  if any, shall be made by the Custodian in accordance with the terms and conditions of the Margin Account Agreement.

         7.       Promptly after the execution by the Fund of a purchase of any Futures  Contract Option  identical to a previously  written Futures  Contract Option described in this Article in order to liquidate its position as a writer of such Futures  Contract  Option,  the Fund shall deliver to the Custodian a  Certificate  specifying  with respect to the  Futures  Contract  Option  being  purchased:  (a) the Series to which such  Option is  specifically allocated;  (b) that the  transaction  is a closing  transaction;  (c) the type of Future  Contract  and such other information as may be necessary to identify the Futures Contract  underlying the Futures Option  Contract;  (d) the exercise  price;  (e) the premium to be paid by the Fund;  (f) the  expiration  date; (g) the name of the broker or futures  commission  merchant to whom the  premium is to be paid;  and (h) the amount of cash and/or the amount and kind of  Securities,  if any, to be  withdrawn  from the Senior  Security  Account for such Series.  The  Custodian shall effect the withdrawals from the Senior Security Account  specified in the  Certificate.  The withdrawals,  if any,  to be made  from the  Margin  Account  shall be made by the  Custodian  in  accordance  with  the  terms  and conditions of the Margin Account Agreement.

         8.       Upon the expiration,  exercise,  or consummation  of a closing  transaction  with respect to, any
Futures  Contract  Option written or purchased by the Fund and described in this Article,  the Custodian  shall (a)
delete such Futures  Contract  Option from the statements  delivered to the Fund pursuant to paragraph 3 of Article
III herein and (b) make such  withdrawals  from and/or in the case of an  exercise  such  deposits  into the Senior
Security  Account  as may be  specified  in a  Certificate.  The  deposits  to and/or  withdrawals  from the Margin
Account,  if any, shall be made by the Custodian in accordance  with the terms and conditions of the Margin Account
Agreement.

         9.       Futures  Contracts  acquired  by the Fund  through  the  exercise  of a Futures  Contract  Option described in this Article shall be subject to Article VI hereof.

                                                   ARTICLE VIII

                                                    SHORT SALES

         1.       Promptly  after the  execution of any short sales of  Securities  by any Series of the Fund,  the
Fund shall deliver to the Custodian a  Certificate  specifying:  (a) the Series for which such short sale was made;
(b) the name of the  issuer-and the title of the Security;  (c) the number of shares or principal  amount sold, and accrued interest or dividends,  if any; (d) the dates of the sale and settlement;  (e) the sale price per unit; (f)
the total  amount  credited to the Fund upon such sale,  if any,  (g) the amount of cash and/or the amount and kind of  Securities,  if any,  which are to be deposited in a Margin  Account and the name in which such Margin  Account has been or is to be  established;  (h) the amount of cash and/or the amount and kind of Securities,  if any, to be deposited  in a Senior  Security  Account,  and (i) the name of the broker  through  whom such short sale was made.
The  Custodian  shall upon its receipt of a  statement  from such  broker  confirming  such sale and that the total amount  credited to the Fund upon such sale,  if any, as  specified in the  Certificate  is held by such broker for the account of the  Custodian (or any nominee of the  Custodian) as custodian of the Fund,  issue a receipt or make the deposits into the Margin Account and the Senior Security Account specified in the Certificate.

         2.       Promptly  after the execution of a purchase to close-out any short sale of  Securities,  the Fund shall  promptly  deliver to the Custodian a Certificate  specifying  with respect to each such closing out: (a) the
Series for which such  transaction  is being made;  (b) the name of the issuer and the title of the  Security;  (c)
the number of shares or the principal  amount,  and accrued interest or dividends,  if any, required to effect such closing-out to be delivered to the broker;  (d) the dates of  closing-out  and  settlement;  (e) the purchase price per unit; (f) the net total amount payable to the Fund upon such  closing-out;  (g) the net total amount payable to the broker upon such  closing-out;  (h) the amount of cash and the amount and kind of  Securities  to be withdrawn, if any, from the Margin  Account;  (i) the amount of cash and/or the amount and kind of  Securities,  if any, to be withdrawn  from the Senior  Security  Account;  and (j) the name of the broker  through  whom the Fund is effecting such  closing-out.  The  Custodian  shall,  upon  receipt  of the net total  amount  payable  to the Fund upon such closing-out,  and the return and/or  cancellation of the receipts,  if any, issued by the Custodian with respect to the short  sale being  closed-out,  pay out of the  moneys  held for the  account of the Fund to the broker the net total  amount  payable to the broker,  and make the  withdrawals  from the Margin  Account and the Senior  Security
Account, as the same are specified in the Certificate.

                                                    ARTICLE IX

                                   REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         1.       Promptly  after the Fund enters a Repurchase  Agreement or a Reverse  Repurchase  Agreement  with respect to  Securities  and money  held by the  Custodian  hereunder,  the Fund shall  deliver to the  Custodian  a
Certificate,  or in the event such Repurchase Agreement or Reverse Repurchase Agreement is a Money Market Security,
a Certificate,  Oral  Instructions,  or Written  Instructions  specifying:  (a) the Series for which the Repurchase
Agreement  or  Reverse  Repurchase  Agreement  is  entered;  (b) the  total  amount  payable  to or by the  Fund in connection  with such  Repurchase  Agreement or Reverse  Repurchase  Agreement and  specifically  allocated to such
Series; (c) the broker,  dealer, or financial  institution with whom the Repurchase Agreement or Reverse Repurchase
Agreement  is entered;  (d) the amount and kind of  Securities  to be  delivered or received by the Fund to or from such broker,  dealer, or financial  institution;  (e) the date of such Repurchase  Agreement or Reverse  Repurchase
Agreement;  and (f) the amount of cash and/or the amount and kind of Securities,  if any, specifically allocated to such  Series to be  deposited  in a Senior  Security  Account  for such  Series  in  connection  with such  Reverse
Repurchase  Agreement.  The Custodian  shall,  upon receipt of the total amount payable to or by the Fund specified in the Certificate,  Oral Instructions,  or Written Instructions make or accept the delivery to or from the broker, dealer,  or financial  institution  and the deposits,  if any, to the Senior  Security  Account,  specified in such
Certificate, Oral Instructions, or Written Instructions.

         2.       Upon the termination of a Repurchase  Agreement or a Reverse  Repurchase  Agreement  described in preceding  paragraph  1 of this  Article,  the Fund  shall  promptly  deliver a  Certificate  or, in the event such
Repurchase  Agreement  or  Reverse  Repurchase   Agreement  is  a  Money  Market  Security,  a  Certificate,   Oral
Instructions,  or Written  Instructions  to the  Custodian  specifying:  (a) the  Repurchase  Agreement  or Reverse
Repurchase  Agreement being  terminated and the Series for which same was entered;  (b) the total amount payable to or by the Fund in  connection  with such  termination;  (c) the amount and kind of  Securities  to be  received  or delivered by the Fund and specifically  allocated to such Series in connection with such termination;  (d) the date of termination;  (e) the name of the broker,  dealer, or financial  institution with whom the Repurchase  Agreement or Reverse  Repurchase  Agreement  is to be  terminated;  and (f) the amount of cash  and/or the amount and kind of
Securities,  if any, to be withdrawn  from the Senior  Securities  Account for such Series.  The  Custodian  shall, upon  receipt or delivery of the amount and kind of  Securities  or cash to be  received or  delivered  by the Fund specified in the Certificate,  Oral Instructions,  or Written Instructions,  make or receive the payment to or from the broker,  dealer, or financial  institution and make the withdrawals,  if any, from the Senior Security Account, specified in such Certificate, Oral Instructions, or Written Instructions.

         3.       The Certificates,  Oral Instructions,  or Written Instructions described in paragraphs 1 and 2 of this Article may with respect to any particular  Repurchase  Agreement or Reverse Repurchase  Agreement be combined and  delivered  to the  Custodian at the time of entering  into such  Repurchase  Agreement  or Reverse  Repurchase
Agreement.

                                                     ARTICLE X

                                     LOANS OF PORTFOLIO SECURITIES OF THE FUND

         1.       Promptly after each loan of portfolio Securities  specifically  allocated to a Series held by the
Custodian  hereunder,  the Fund shall deliver or cause to be delivered to the  Custodian a  Certificate  specifying with respect to each such loan:  (a) the Series to which the loaned  Securities  are  specifically  allocated;  (b)
the name of the issuer and the title of the  Securities,  (c) the number of shares or the principal  amount loaned,
(d) the date of loan and delivery,  (e) the total amount to be delivered to the  Custodian  against the loan of the
Securities,  including the amount of cash collateral and the premium,  if any, separately  identified,  and (f) the name of the broker,  dealer,  or financial  institution to which the loan was made. The Custodian shall deliver the
Securities thus designated to the broker,  dealer or financial  institution to which the loan was made upon receipt of the  total  amount  designated  in the  Certificate  as to be  delivered  against  the loan of  Securities.  The
Custodian may accept  payment in  connection  with a delivery  otherwise  than through the  Book-Entry  System or a
Depository  only in the  form of a  certified  or bank  cashier's  check  payable  to the  order of the Fund or the
Custodian drawn on New York Clearing House funds.

         2.       In connection  with each  termination of a loan of Securities by the Fund, the Fund shall deliver or cause to be delivered to the Custodian a Certificate  specifying with respect to each such loan  termination and return of Securities:  (a) the Series to which the loaned  Securities are specifically  allocated;  (b) the name of the issuer and the title of the Securities to be returned,  (c) the number of shares or the principal  amount to be returned,  (d) the date of termination,  (e) the total amount to be delivered by the Custodian  (including the cash collateral for such Securities  minus any offsetting  credits as described in said  Certificate),  and (f) the name of the broker,  dealer,  or financial  institution from which the Securities will be returned.  The Custodian shall receive all Securities  returned from the broker,  dealer,  or financial  institution to which such Securities were loaned and upon receipt  thereof  shall pay,  out of the moneys held for the account of the Fund,  the total amount payable upon such return of Securities as set forth in the Certificate.

                                                    ARTICLE XI

                                    CONCERNING MARGIN ACCOUNTS, SENIOR SECURITY
                                         ACCOUNTS, AND COLLATERAL ACCOUNTS

         1.       The  Custodian  shall  establish  a Senior  Security  Account  and from  time to time  make  such deposits  thereto,  or withdrawals  therefrom,  as specified in a Certificate.  Such Certificate  shall specify the
Series for which  such  deposit or  withdrawal  is to be made and the amount of cash  and/or the amount and kind of
Securities  specifically  allocated to such Series to be  deposited  in, or withdrawn  from,  such Senior  Security
Account for such  Series.  In the event that the Fund fails to specify in a  Certificate  the  Series,  the name of the  issuer,  the  title  and the  number of shares or the  principal  amount of any  particular  Securities  to be deposited by the Custodian into, or withdrawn from, a Senior  Securities  Account,  the Custodian shall be under no obligation  to make any such  deposit or  withdrawal  and shall  promptly  notify the Fund that no such deposit has been made.

         2.       The Custodian  shall make  deliveries or payments  from a Margin  Account to the broker,  dealer, futures  commission  merchant or Clearing  Member in whose name, or for whose benefit,  the account was established as specified in the Margin Account Agreement.

         3.       Amounts  received by the  Custodian  as  payments or  distributions  with  respect to  Securities deposited in any Margin  Account  shall be dealt with in  accordance  with the terms and  conditions  of the Margin
Account Agreement.

         4.       The  Custodian  shall to the extent  permitted  by the Fund's  Declaration  of Trust,  investment restrictions  and the  Investment  Company Act of 1940 have a continuing  lien and security  interest in and to any property  at any time held by the  Custodian  in any  Collateral  Account  described  herein.  In  accordance  with applicable law the Custodian may enforce its lien and realize on any such property  whenever the Custodian has made payment or  delivery  pursuant  to any Put  Option  guarantee  letter or similar  document  or any  receipt  issued hereunder by the Custodian;  provided,  however,  that the Custodian  shall not be required to issue any Put Option guarantee  letter  unless it shall have received an opinion of counsel to the Fund or its  investment  adviser that the  issuance of such  letters is  authorized  by the Fund and that the  Custodian's  continuing  lien and security interest is valid,  enforceable  and not limited by the  Declaration of Trust,  any investment  restrictions or the
Investment  Company Act of 1940.  In the event the  Custodian  should  realize on any such  property  net  proceeds which are less than the Custodian's  obligations  under any Put Option  guarantee letter or similar document or any receipt, such deficiency shall be a debt owed the Custodian by the Fund within the scope of Article XIV herein.

         5.       On each business day the Custodian  shall furnish the Fund with a statement  with respect to each
Margin  Account in which money or  Securities  are held  specifying  as of the close of  business  on the  previous business  day: (a) the name of the Margin  Account;  (b) the amount and kind of Securities  held  therein;  and (c)
the amount of money held  therein.  The  Custodian  shall make  available  upon request to any broker,  dealer,  or futures commission  merchant  specified in the name of a Margin Account a copy of the statement  furnished the Fund with respect to such Margin Account.

         6.       The  Custodian  shall  establish  a  Collateral  Account  and from time to time  shall  make such deposits  thereto as may be specified in a  Certificate.  Promptly after the close of business on each business day in which cash and/or  Securities  are  maintained  in a  Collateral  Account for any Series,  the  Custodian  shall furnish the Fund with a statement  with respect to such  Collateral  Account  specifying  the amount of cash and/or the amount and kind of Securities  held therein.  No later than the close of business next  succeeding the delivery to the Fund of such  statement,  the Fund shall  furnish to the  Custodian a  Certificate  or Written  Instructions
specifying  the then market  value of the  Securities  described in such  statement.  In the event such then market value is  indicated  to be less  than the  Custodian's  obligation  with  respect  to any  outstanding  Put  Option guarantee letter or similar  document,  the Fund shall promptly specify in a Certificate the additional cash and/or
Securities to be deposited in such Collateral Account to eliminate such deficiency.

                                                    ARTICLE XII

                                       PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

         1.       The Fund shall  furnish to the  Custodian  a copy of the  resolution  of the Board of Trustees of the Fund,  certified by the  Secretary or any  Assistant  Secretary,  either (i) setting  forth with respect to the
Series specified  therein the date of the declaration of a dividend or  distribution,  the date of payment thereof, the record date as of which shareholders  entitled to payment shall be determined,  the amount payable per Share of such  Series to the  shareholders  of record as of that date and the total  amount  payable to the  Transfer  Agent
Account and any sub-dividend  agent or co-dividend  agent of the Fund on the payment date, or (ii) authorizing with respect to the Series specified  therein and the declaration of dividends and  distributions  thereon the Custodian to rely on Oral Instructions,  Written Instructions,  or a Certificate setting forth the date of the declaration of such dividend or distribution,  the date of payment thereof,  the record date as of which shareholders  entitled to payment shall be determined,  the amount payable per Share of such Series to the  shareholders of record as of that date and the total amount payable to the Transfer Agent Account on the payment date.

         2.       Upon the payment date specified in such resolution, Oral Instructions,  Written Instructions,  or
Certificate,  as the case may be, the Custodian  shall pay to the Transfer Agent Account out of the moneys held for the account of the Series  specified  therein  the total  amount  payable to the  Transfer  Agent  Account and with respect to such Series.

                                                   ARTICLE XIII

                                           SALE AND REDEMPTION OF SHARES

         1.       Whenever  the Fund shall sell any  Shares,  it shall  deliver  or cause to be  delivered,  to the
Custodian a Certificate duly specifying:

                           (a)      The Series, the number of Shares sold, trade date, and price; and

                           (b) The amount of money to be  received  by the  Custodian  for the sale of such  Shares and specifically allocated to the separate account in the name of such Series.

         2.       Upon receipt of such money from the Fund's General  Distributor,  the Custodian shall credit such money to the separate account in the name of the Series for which such money was received.

         3.       Upon  issuance  of any Shares of any Series the  Custodian  shall pay,  out of the money held for the account of such Series,  all original issue or other taxes  required to be paid by the Fund in connection  with such issuance upon the receipt of a Certificate specifying the amount to be paid.

         4.       Except as provided  hereinafter,  whenever the Fund desires the  Custodian to make payment out of the money held by the Custodian  hereunder in  connection  with a redemption of any Shares,  it shall  furnish,  or cause to be furnished, to the Custodian a Certificate specifying:

                           (a)  The number and Series of Shares redeemed; and

                           (b)  The amount to be paid for such Shares.

         5.       Upon  receipt  of an advice  from an  Authorized  Person  setting  forth the Series and number of
Shares  received by the Transfer  Agent for redemption  and that such Shares are in good form for  redemption,  the
Custodian  shall make payment to the Transfer  Agent Account out of the moneys held in the separate  account in the name of the Series the total amount  specified in the Certificate  issued pursuant to the foregoing  paragraph 4 of this Article.

                                                    ARTICLE XIV

                                            OVERDRAFTS OR INDEBTEDNESS

         1.       If the  Custodian  should in its sole  discretion  advance  funds on behalf of any  Series  which results in an overdraft  because the moneys held by the Custodian in the separate  account for such Series shall be insufficient to pay the total amount payable upon a purchase of Securities  specifically  allocated to such Series, as set forth in a Certificate,  Oral Instructions,  or Written Instructions or which results in an overdraft in the separate  account of such  Series for some other  reason,  or if the Fund is for any other  reason  indebted to the
Custodian  with respect to a Series,  (except a borrowing for  investment  or for  temporary or emergency  purposes using  Securities as collateral  pursuant to a separate  agreement and subject to the  provisions of paragraph 2 of this Article),  such overdraft or  indebtedness  shall be deemed to be a loan made by the Custodian to the Fund for such  Series  payable on demand and shall bear  interest  from the date  incurred  at a rate per annum  (based on a
360-day  year for the actual  number of days  involved)  equal to the  Federal  Funds Rate plus ?%, such rate to be adjusted  on the  effective  date of any change in such  Federal  Funds Rate but in no event to be less than 6% per annum.  In  addition,  unless  the Fund has given a  Certificate  that the  Custodian  shall not  impose a lien and security  interest  to secure  such  overdrafts  (in which event it shall not do so),  the  Custodian  shall have a continuing  lien and security  interest in the aggregate  amount of such  overdrafts and  indebtedness  as may from time to time exist in and to any  property  specifically  allocated  to such  Series at any time held by it for the benefit of such Series or in which the Fund may have an interest  which is then in the  Custodian's  possession  or control or in possession or control of any third party acting in the  Custodian's  behalf.  The Fund authorizes the
Custodian,  in its sole  discretion,  at any time to  charge  any such  overdraft  or  indebtedness  together  with interest due thereon  against any money  balance in an account  standing in the name of such Series'  credit on the
Custodian's  books.  In addition,  the Fund hereby  covenants  that on each Business Day on which either it intends to enter a Reverse  Repurchase  Agreement  and/or  otherwise  borrow from a third party,  or which next  succeeds a
Business Day on which at the close of business the Fund had  outstanding a Reverse  Repurchase  Agreement or such a borrowing,  it shall  prior to 9 a.m.,  New York  City  time,  advise  the  Custodian,  in  writing,  of each  such borrowing,  shall specify the Series to which the same  relates,  and shall not incur any  indebtedness,  including pursuant to any Reverse Repurchase Agreement, not so specified other than from the Custodian.

         2.       The Fund will cause to be delivered to the  Custodian by any bank  (including,  if the  borrowing is pursuant to a separate  agreement,  the  Custodian)  from which it borrows money for investment or for temporary or emergency  purposes  using  Securities  held by the Custodian  hereunder as collateral  for such  borrowings,  a notice or  undertaking  in the form  currently  employed by any such bank setting  forth the amount which such bank will loan to the Fund against  delivery of a stated amount of collateral.  The Fund shall  promptly  deliver to the
Custodian a Certificate  specifying  with respect to each such  borrowing:  (a) the Series to which such  borrowing relates;  (b) the  name of the  bank,  (c) the  amount  and  terms  of the  borrowing,  which  may be set  forth by incorporating  by reference an attached  promissory  note, duly endorsed by the Fund, or other loan agreement,  (d)
the time and date, if known,  on which the loan is to be entered  into,  (e) the date on which the loan becomes due and payable,  (f) the total amount  payable to the Fund on the borrowing  date,  (g) the market value of Securities to be delivered as collateral for such loan,  including the name of the issuer,  the title and the number of shares or the principal  amount of any  particular  Securities,  and (h) a statement  specifying  whether such loan is for investment  purposes  or for  temporary  or  emergency  purposes  and that  such  loan is in  conformance  with the
Investment  Company Act of 1940 and the Fund's  prospectus and Statement of Additional  Information.  The Custodian
shall  deliver on the  borrowing  date  specified  in a  Certificate  the  specified  collateral  and the  executed promissory  note, if any,  against  delivery by the lending bank of the total amount of the loan payable,  provided that the same  conforms to the total amount  payable as set forth in the  Certificate.  The  Custodian  may, at the option of the lending bank,  keep such collateral in its  possession,  but such collateral  shall be subject to all rights  therein given the lending bank by virtue of any  promissory  note or loan  agreement.  The Custodian  shall deliver such Securities as additional  collateral as may be specified in a Certificate to collateralize further any transaction  described in this paragraph.  The Fund shall cause all Securities  released from collateral  status to be  returned  directly  to the  Custodian,  and the  Custodian  shall  receive  from  time to time  such  return of collateral  as may be  tendered  to it. In the event that the Fund fails to specify in a  Certificate  the  Series, the name of the issuer,  the title and number of shares or the principal amount of any particular  Securities to be delivered as collateral by the  Custodian,  to any such bank,  the Custodian  shall not be under any  obligation to deliver any Securities.

                                                    ARTICLE XV

                                        CUSTODY OF ASSETS OUTSIDE THE U.S.

         1.       The Custodian is authorized  and instructed to employ,  as its agent,  as  subcustodians  for the securities  and other assets of the Fund  maintained  outside of the United  States the Foreign  Subcustodians  and
Foreign  Depositories  designated  on Schedule A hereto.  Except as provided  in  Schedule A, the  Custodian  shall employ no other Foreign  Custodian or Foreign  Depository.  The Custodian and the Fund may amend  Schedule A hereto from time to time to agree to designate any additional  Foreign  Subcustodian or Foreign  Depository with which the
Custodian  has an  agreement  for such  entity to act as the  Custodian's  agent,  as  subcustodian,  and which the
Custodian in its absolute discretion  proposes to utilize to hold any of the Fund's Foreign Property.  Upon receipt of a Certificate  or Written  Instructions  from the Fund,  the Custodian  shall cease the employment of any one or more of such  subcustodians  for  maintaining  custody of the  Fund's  assets  and such  custodian  shall be deemed deleted from Schedule A.

         2.       The  Custodian  shall limit the  securities  and other  assets  maintained  in the custody of the
Foreign  Subcustodians  to:  (a)  "foreign  securities,"  as defined in  paragraph  (c)(1) of Rule 17f-5  under the
Investment  Company Act of 1940, and (b) cash and cash  equivalents in such amounts as the Fund may determine to be reasonably necessary to effect the foreign securities transactions of the Fund.

         3.       The Custodian  shall identify on its books as belonging to the Fund, the Foreign  Securities held by each Foreign Subcustodian.
         4.       Each  agreement  pursuant  to  which  the  Custodian  employs  a  Foreign  Subcustodian  shall be substantially  in the form  reviewed  and  approved  by the Fund and will not be amended  in a way that  materially affects the Fund without the Fund's prior written consent and shall:

                  (a)      require that such institution  establish custody  account(s) for the Custodian on behalf of the Fund and  physically  segregate in each such account  securities  and other assets of the fund,  and, in the event that such  institution  deposits the securities of the Fund in a Foreign  Depository,  that it shall identify on its books as belonging to the Fund or the Custodian, as agent for the Fund, the securities so deposited;

                  (b)      provide that:

                           (1)  the  assets  of the  Fund  will  not be  subject  to any  right,  charge,  security interest,  lien or  claim of any kind in favor of the  Foreign  Subcustodian  or its  creditors,  except a claim of payment for their safe custody or administration;

                           (2)  beneficial  ownership  for the  assets  of the  Fund  will be  freely  transferable without the payment of money or value other than for custody or administration;

                           (3)  adequate  records  will be  maintained  identifying  the assets as belonging to the
Fund;

                           (4) the  independent  public  accountants for the Fund will be given access to the books and records of the  Foreign  Subcustodian  relating  to its  actions  under its  agreement  with the  Custodian  or confirmation of the contents of those records;

                           (5)      the Fund will receive  periodic  reports with respect to the safekeeping of the
Fund's assets,  including,  but not  necessarily  limited to,  notification  of any transfer to or from the custody account(s); and

                           (6) assets of the Fund held by the  Foreign  Subcustodian  will be  subject  only to the instructions of the Custodian or its agents.

                  (c)      Require the  institution to exercise  reasonable  care in the  performance of its duties and to indemnify,  and hold harmless, the Custodian from and against any loss, damage, cost, expense,  liability or claim arising out of or in connection with the institution's  performance of such  obligations,  with the exception of any such losses,  damages,  costs, expenses,  liabilities or claims arising as a result of an act of God. At the election of the Fund,  it shall be entitled to be  subrogated  to the rights of the  Custodian  with respect to any claims  against a Foreign  Subcustodian  as a consequence of any such loss,  damage,  cost,  expense,  liability or claim of or to the Fund,  if and to the extent  that the Fund has not been made  whole for any such  loss,  damage, cost, expense, liability or claim.

         5.       Upon receipt of a  Certificate  or Written  Instructions,  which may be  continuing  instructions when  deemed  appropriate  by the  parties,  the  Custodian  shall on behalf of the Fund make or cause its  Foreign
Subcustodian  to  transfer,  exchange  or deliver  securities  owned by the Fund,  except to the extent  explicitly prohibited therein.  Upon receipt of a Certificate or Written  Instructions,  which may be continuing  instructions when deemed  appropriate  by the parties,  the  Custodian  shall on behalf of the fund pay out or cause its Foreign
Subcustodians  to pay out  monies of the Fund.  The  Custodian  shall use all  means  reasonably  available  to it, including,  if  specifically  authorized by the Fund in a  Certificate,  any  necessary  litigation at the cost and expense of the Fund (except as to matters for which the  Custodian is  responsible  hereunder) to require or compel each Foreign  Subcustodian or Foreign  Depository to perform the services  required of it by the agreement  between it and the Custodian authorized pursuant to this Agreement.

         6.       The  Custodian  shall  maintain  all books  and  records  as shall be  necessary  to  enable  the
Custodian  readily  to  perform  the  services  required  of it  hereunder  with  respect  to  the  Fund's  Foreign
Properties.  The  Custodians  shall supply to the Fund from time to time,  as mutually  agreed upon,  statements in respect  of the  Foreign  Securities  and  other  Foreign  Properties  of the Fund held by  Foreign  Subcustodians, directly or through  Foreign  Depositories,  including  but not  limited to an  identification  of entities  having possession of the Fund's Foreign  Securities and other assets, an advice or other  notification of any transfers of securities  to or from  each  custodial  account  maintained  for the Fund or the  Custodian  on behalf of the Fund indicating,  as to securities  acquired for the Fund, the identity of the entity having physical possession of such securities.  The Custodian shall promptly and faithfully  transmit all reports and information  received pertaining to the  Foreign  Property of the Fund,  including,  without  limitation,  notices or reports of  corporate  action, proxies and proxy soliciting materials.

         7.       Upon  request  of the Fund,  the  Custodian  shall use  reasonable  efforts  to  arrange  for the independent  accountants  of the Fund to be afforded  access to the books and records of any Foreign  Subcustodian, or confirmation of the contents  thereof,  insofar as such books and records relate to the Foreign  Property of the
Fund or the  performance of such Foreign  Subcustodian  under its agreement  with the Custodian;  provided that any litigation to afford such access shall be at the sole cost and expense of the Fund.

         8.       The Custodian  recognizes  that employment of a Foreign  Subcustodian  or Foreign  Depository for
the Fund's Foreign  Securities and Foreign Property is permitted by Section 17(f) of the Investment  Company Act of
1940 only upon  compliance  with  Section (a) of Rule 17f-5  promulgated  thereunder.  With  respect to the Foreign
Subcustodians  and Foreign  Depositories  identified on Schedule A, the Custodian  represents that it has furnished the Fund with certain  materials  prepared by the Custodian and with such other  information  in the  possession of the  Custodian as the Fund advised the Custodian  was  reasonably  necessary to assist the Board of Trustees of the
Fund in making the determinations required of the Board of Trustees by Rule 17f-5,  including,  without limitation, consideration  of the matters set forth in the Notes to Rule 17f-5.  If the  Custodian  recommends  any  additional
Foreign  Subcustodian or Foreign  Depository,  the Custodian shall supply information  similar in kind and scope to that furnished pursuant to the preceding  sentence.  Further,  the Custodian shall furnish annually to the Fund, at such time as the Fund and Custodian shall mutually agree,  information  concerning  each Foreign  Subcustodian  and
Foreign  Depository  then  identified  on  Schedule A similar in kind and scope to that  furnished  pursuant to the preceding two sentences.

         9.       The Custodian's  employment of any Foreign  Subcustodian or Foreign Depository shall constitute a representation  that the  Custodian  believes in good faith that such Foreign  Subcustodian  or Foreign  Depository provides a level of safeguards for  maintaining  the Fund's assets not  materially  different from that provided by the  Custodian in  maintaining  the Fund's  securities  in the United  States.  In addition,  the  Custodian  shall monitor the financial  condition  and general  operational  performance  of the Foreign  Subcustodians  and Foreign
Depositories  and shall  promptly  inform  the Fund in the event  that the  Custodian  has  actual  knowledge  of a material  adverse change in the financial  condition  thereof or that there appears to be a substantial  likelihood that the  shareholders'  equity of any Foreign  Subcustodian  will decline below $200 million (U.S.  dollars or the equivalent  thereof)  or that its  shareholders'  equity  has  declined  below $200  million , or that the  Foreign
Subcustodian  or Foreign  Depository  has breached  the  agreement  between it and the  Custodian in a way that the
Custodian  believes  adversely affects the Fund.  Further,  the Custodian shall advise the Fund if it believes that there is a material adverse change in the operating environment of any Foreign Subcustodian or Foreign Depository.

                                                    ARTICLE XVI

                                             CONCERNING THE CUSTODIAN

         1.       The Custodian shall use reasonable care in the performance of its duties  hereunder,  and, except as hereinafter  provided,  neither the Custodian nor its nominee shall be liable for any loss or damage,  including counsel  fees,  resulting  from its action or omission to act or  otherwise,  either  hereunder or under any Margin
Account  Agreement,  except for any such loss or damage arising out of its own  negligence,  bad faith,  or willful misconduct  or  that  of the  subcustodians  or  co-custodians  appointed  by  the  Custodian  or of the  officers, employees,  or agents of any of them.  The  Custodian  may,  with respect to questions of law arising  hereunder or under any Margin  Account  Agreement,  apply for and obtain the advice and  opinion of counsel to the Fund,  at the expense of the Fund,  or of its own  counsel,  at its own  expense,  and shall be fully  protected  with respect to anything done or omitted by it in good faith in  conformity  with such advice or opinion.  The  Custodian  shall be liable  to the Fund for any loss or  damage  resulting  from the use of the  Book-Entry  System  or any  Depository arising by reason of any  negligence,  bad faith or willful  misconduct  on the part of the Custodian or any of its employees or agents.

         2.       Notwithstanding  the foregoing,  the Custodian  shall be under no obligation to inquire into, and shall not be liable for:

                  (a) The validity (but not the  authenticity) of the issue of any Securities  purchased,  sold, or written by or for the Fund, the legality of the purchase,  sale or writing thereof,  or the propriety of the amount paid or received therefor, as specified in a Certificate, Oral Instructions, or Written Instructions;

                  (b)      The legality of the sale or  redemption  of any Shares,  or the  propriety of the amount to be received or paid therefor, as specified in a Certificate;

                  (c) The legality of the  declaration  or payment of any  dividend by the Fund,  as specified in a resolution, Certificate, Oral Instructions, or Written Instructions;

                  (d)      The legality of any borrowing by the Fund using Securities as collateral;

                  (e)      The legality of any loan of portfolio  Securities,  nor shall the Custodian be under any duty or  obligation  to see to it that the cash  collateral  delivered  to it by a  broker,  dealer,  or  financial institution  or held by it at any time as a result of such loan of  portfolio  Securities  of the Fund is  adequate collateral for the Fund against any loss it might sustain as a result of such loan,  except that this  subparagraph shall not excuse any liability  the  Custodian  may have for failing to act in accordance  with Article X hereof or any  Certificate,  Oral  Instructions  or  Written  Instructions  given in  accordance  with  this  Agreement.  The
Custodian  specifically,  but not by way of limitation,  shall not be under any duty or obligation  periodically to check or notify the Fund that the amount of such cash collateral  held by it for the Fund is sufficient  collateral for the  Fund,  but such  duty or  obligation  shall be the sole  responsibility  of the  Fund.  In  addition,  the
Custodian  shall be under no duty or obligation to see that any broker,  dealer or financial  institution  to which portfolio  Securities  of the Fund are lent  pursuant  to Article X of this  Agreement  makes  payment to it of any dividends or interest  which are payable to or for the account of the Fund during the period of such loan or at the termination of such loan,  provided,  however,  that the Custodian shall promptly notify the Fund in the event that such dividends or interest are not paid and received when due; or

                  (f) The  sufficiency  or value of any  amounts  of money  and/or  Securities  held in any  Margin
Account,  Senior Security Account or Collateral  Account in connection with  transactions by the Fund,  except that this subparagraph  shall not excuse any liability the Custodian may have for failing to establish,  maintain,  make deposits to or  withdrawals  from such  accounts in  accordance  with this  Agreement.  In addition,  the Custodian shall be under no duty or  obligation  to see that any  broker,  dealer,  futures  commission  merchant or Clearing
Member  makes  payment  to the Fund of any  variation  margin  payment  or  similar  payment  which the Fund may be entitled to receive from such broker,  dealer,  futures  commission  merchant or Clearing  Member,  to see that any payment received by the Custodian from any broker,  dealer,  futures commission  merchant or Clearing Member is the amount the Fund is entitled to receive,  or to notify the Fund of the  Custodian's  receipt or  non-receipt  of any such payment.

         3.       The Custodian  shall not be liable for, or considered to be the Custodian of, any money,  whether or not represented by any check,  draft, or other instrument for the payment of money,  received by it on behalf of the Fund until the  Custodian  actually  receives  such money  directly  or by the final  crediting  of the account representing the Fund's interest at the Book-Entry System or the Depository.

         4.       With respect to Securities held in a Depository,  except as otherwise  provided in paragraph 5(b)
of Article III hereof,  the Custodian  shall have no  responsibility  and shall not be liable for  ascertaining  or acting upon any calls,  conversions,  exchange offers,  tenders,  interest rate changes or similar matters relating to such  Securities,  unless the Custodian shall have actually  received timely notice from the Depository in which such  Securities  are held. In no event shall the Custodian  have any  responsibility  or liability for the failure of a Depository  to collect,  or for the late  collection or late  crediting by a Depository of any amount  payable upon Securities  deposited in a Depository  which may mature or be redeemed,  retired,  called or otherwise  become payable.  However,  upon  receipt of a  Certificate  from the Fund of an  overdue  amount on  Securities  held in a
Depository  the  Custodian  shall  make a claim  against  the  Depository  on behalf of the Fund,  except  that the
Custodian  shall not be under any  obligation  to appear in,  prosecute or defend any action suit or  proceeding in respect to any  Securities  held by a  Depository  which in its  opinion  may  involve it in expense or  liability, unless indemnity  satisfactory to it against all expense and liability be furnished as often as may be required, or alternatively,  the Fund shall be subrogated to the rights of the Custodian  with respect to such claim against the
Depository  should it so request in a Certificate.  This paragraph  shall not,  however,  excuse any failure by the
Custodian to act in accordance with a Certificate,  Oral Instructions,  or Written Instructions given in accordance with this Agreement.

         5.       The Custodian  shall not be under any duty or  obligation to take action to effect  collection of any  amount  due the  Fund  from the  Transfer  Agent of the Fund nor to take  any  action  to  effect  payment  or distribution  by the Transfer  Agent of the Fund of any amount paid by the  Custodian to the Transfer  Agent of the
Fund in accordance with this Agreement.

         6.       The Custodian  shall not be under any duty or  obligation to take action to effect  collection of any amount if the Securities  upon which such amount is payable are in default,  or if payment is refused after the
Custodian has timely and properly, in accordance with this Agreement,  made due demand or presentation,  unless and until  (i) it shall be  directed  to take  such  action  by a  Certificate  and  (ii) it  shall be  assured  to its satisfaction  of  reimbursement  of its costs and expenses in  connection  with any such action,  but the Custodian shall have such a duty if the  Securities  were not in  default on the  payable  date and the  Custodian  failed to timely and properly make such demand for payment and such failure is the reason for the non-receipt of payment.

         7.       The Custodian may, with the prior  approval of the Board of Trustees of the Fund,  appoint one or more banking  institutions as subcustodian or  subcustodians,  or as co-Custodian or  co-Custodians,  of Securities
and moneys at any time owned by the Fund,  upon such terms and  conditions as may be approved in a  Certificate  or contained in an agreement executed by the Custodian,  the Fund and the appointed  institution;  provided,  however, that  appointment of any foreign  banking  institution or depository  shall be subject to the provisions of Article
XV hereof.

         8. The  Custodian  agrees to indemnify  the Fund against and save the Fund  harmless  from all  liability, claims,  losses and demands  whatsoever,  including  attorney's fees,  howsoever arising or incurred because of the negligence, bad faith or willful misconduct of any subcustodian of the Securities and moneys owned by the Fund.

         9.       The Custodian  shall not be under any duty or obligation (a) to ascertain  whether any Securities at any time  delivered  to, or held by it, for the account of the Fund and  specifically  allocated to a Series are such as properly may be held by the Fund or such Series under the  provisions  of its then current  prospectus,  or
(b) to  ascertain  whether  any  transactions  by the  Fund,  whether  or not  involving  the  Custodian,  are such transactions as may properly be engaged in by the Fund.

         10.      The  Custodian  shall be  entitled to receive  and the Fund  agrees to pay to the  Custodian  all reasonable  out-of-pocket  expenses  and such  compensation  as may be  agreed  upon in  writing  from time to time between the  Custodian  and the Fund.  The  Custodian  may charge such  compensation,  and any such  expenses  with respect to a Series  incurred by the Custodian in the  performance of its duties under this  Agreement  against any money  specifically  allocated to such Series.  The  Custodian  shall also be entitled to charge  against any money held by it for the account of a Series the amount of any loss,  damage,  liability  or expense,  including  counsel fees, for which it shall be entitled to  reimbursement  under the provisions of this Agreement  attributable to, or arising out of, its serving as Custodian for such Series.  The expenses for which the  Custodian  shall be entitled to  reimbursement  hereunder  shall  include,  but are not limited to, the  expenses of  subcustodians  and foreign branches of the Custodian  incurred in settling  outside of New York City  transactions  involving the purchase and sale of Securities of the Fund.  Notwithstanding  the foregoing or anything else contained in this Agreement to the contrary,  the Custodian  shall,  prior to effecting  any charge for  compensation,  expenses,  or any overdraft or indebtedness or interest thereon, submit an invoice therefor to the Fund.

         11.      The  Custodian  shall be entitled to rely upon any  Certificate,  notice or other  instrument  in writing,  Oral  Instructions,  or Written  Instructions  received by the Custodian and  reasonably  believed by the
Custodian  to be  genuine.  The Fund  agrees to  forward  to the  Custodian  a  Certificate  or  facsimile  thereof confirming Oral  Instructions or Written  Instructions in such manner so that such Certificate or facsimile thereof is received by the Custodian,  whether by hand delivery,  telecopier or other similar device, or otherwise,  by the close  of  business  of the  same  day that  such  Oral  Instructions  or  Written  Instructions  are  given to the
Custodian.  The Fund agrees  that the fact that such  confirming  instructions  are not  received by the  Custodian shall in no way affect the validity of the transactions or  enforceability of the transactions  thereby  authorized by the  Fund.  The Fund  agrees  that the  Custodian  shall  incur no  liability  to the Fund in  acting  upon Oral
Instructions or Written  Instructions given to the Custodian hereunder  concerning such transactions  provided such instructions reasonably appear to have been received from an Authorized Person.

         12.      The Custodian  shall be entitled to rely upon any  instrument,  instruction or notice received by the Custodian and reasonably  believed by the Custodian to be given in accordance  with the terms and conditions of any Margin Account  Agreement.  Without  limiting the generality of the foregoing,  the Custodian shall be under no duty to inquire into, and shall not be liable for, the accuracy of any statements or  representations  contained in any such instrument or other notice including,  without  limitation,  any specification of any amount to be paid to a broker,  dealer,  futures commission  merchant or Clearing Member. This paragraph shall not excuse any failure by the  Custodian to have acted in  accordance  with any Margin  Agreement it has  executed or any  Certificate,  Oral
Instructions, or Written Instructions given in accordance with this Agreement.

         13.      The books and records  pertaining  to the Fund,  as described in Appendix E hereto,  which are in the  possession  of the Custodian  shall be the property of the Fund.  Such books and records shall be prepared and maintained by the Custodian as required by the  Investment  Company Act of 1940, as amended,  and other  applicable
Securities laws and rules and regulations.  The Fund, or the Fund's authorized  representatives,  shall have access to such books and records during the Custodian's  normal business hours.  Upon the reasonable  request of the Fund, copies of any such books and  records  shall be  provided  by the  Custodian  to the Fund or the Fund's  authorized representative,  and the  Fund  shall  reimburse  the  Custodian  its  expenses  of  providing  such  copies.  Upon reasonable  request  of the Fund,  the  Custodian  shall  provide  in hard  copy or on  micro-film,  whichever  the
Custodian  elects,  any records  included in any such delivery  which are maintained by the Custodian on a computer disc, or are similarly  maintained,  and the Fund shall  reimburse the Custodian for its expenses of providing such hard copy or micro-film.

         14.      The Custodian  shall provide the Fund with any report  obtained by the Custodian on the system of internal  accounting control of the Book-Entry system,  each Depository or O.C.C., and with such reports on its own systems of internal accounting control as the Fund may reasonably request from time to time.

         15. The Custodian  shall furnish upon request  annually to the Fund a letter  prepared by the  Custodian's accountants  with respect to the Custodian's  internal  systems and controls in the form generally  provided by the
Custodian to other investment companies for which the Custodian acts as custodian.

         16.  The Fund  agrees  to  indemnify  the  Custodian  against  and save the  Custodian  harmless  from all liability,  claims, losses and demands whatsoever,  including attorney's fees, howsoever arising out of, or related to, the Custodian's  performance of its obligations  under this  Agreement,  except for any such liability,  claim, loss  and  demand  arising  out of the  negligence,  bad  faith,  or  willful  misconduct  of  the  Custodian,  any co-Custodian or subcustodian appointed by the Custodian,  or that of the officers,  employees,  or agents of any of them.

         17.      Subject to the foregoing  provisions of this  Agreement,  the Custodian shall deliver and receive
Securities,  and receipts with respect to such  Securities,  and shall make and receive payments only in accordance with the  customs  prevailing  from time to time among  brokers or dealers in such  Securities  and,  except as may otherwise  be provided by this  Agreement  or as may be in  accordance  with such  customs,  shall make payment for
Securities only against delivery thereof and deliveries of Securities only against payment therefor.

         18.      The  Custodian  will  comply  with the  procedures,  guidelines  or  restrictions  ("Procedures")
adopted  by the Fund from time to time for  particular  types of  investments  or  transactions,  e.g.,  Repurchase
Agreements  and Reverse  Repurchase  Agreements,  provided  that the Custodian has received from the Fund a copy of such Procedures.  If within ten days after receipt of any such Procedures,  the Custodian  determines in good faith that it is  unreasonable  for it to comply with any new procedures,  guidelines or restrictions  set forth therein, it may  within  such ten day  period  send  notice to the Fund that it does not  intend  to comply  with  those new procedures,  guidelines or restrictions  which it identifies with  particularity in such notice, in which event the
Custodian shall not be required to comply with such identified  procedures,  guidelines or restrictions;  provided, however,  that,  anything  to the  contrary  set  forth  herein  or in any other  agreement  with the Fund,  if the
Custodian  identifies  procedures,  guidelines or  restrictions  with which it does not intend to comply,  the Fund shall be entitled to  terminate  this  Agreement  without  cost or penalty to the Fund upon  thirty  days'  written notice.

         19.      Whenever the Custodian  has the authority to deduct monies from the account for a series  without a  Certificate,  it shall  notify  the Fund  within  one  business  day of such  deduction  and the  reason for it.
Whenever the  Custodian has the  authority to sell  Securities  or any other  property of the Fund on behalf of any
Series without a Certificate,  the Custodian will notify the Fund of its intention to do so and afford the Fund the reasonable  opportunity  to select which  Securities or other  property it wishes to sell on behalf of such Series.
If the Fund does not promptly  sell  sufficient  Securities  or Deposited  Property on behalf of the Series,  then, after notice, the Custodian may proceed with the intended sale.

         20.      The  Custodian  shall  have no duties or  responsibilities  whatsoever  except  such  duties  and responsibilities  as are  specifically  set forth or referred to in this  Agreement,  and no covenant or obligation shall be implied in this Agreement against the Custodian.

                                                   ARTICLE XVII

                                                    TERMINATION

         1.       Except  as  provided  in  paragraph  3 of this  Article,  this  Agreement  shall  continue  until terminated by either the Custodian  giving to the Fund,  or the Fund giving to the  Custodian,  a notice in writing specifying  the date of such  termination,  which  date shall be not less than 60 days after the date of the giving of such  notice.  In the event such  notice or a notice  pursuant to  paragraph  3 of this  Article is given by the
Fund,  it shall be  accompanied  by a copy of a  resolution  of the Board of Trustees of the Fund,  certified by an
Officer and the  Secretary  or an  Assistant  Secretary  of the Fund,  electing to  terminate  this  Agreement  and designating a successor  custodian or  custodians,  each of which shall be eligible to serve as a custodian for the
Securities of a management  investment  company under the Investment  Company Act of 1940. In the event such notice is given by the Custodian,  the Fund shall, on or before the termination  date,  deliver to the Custodian a copy of a  resolution  of the Board of  Trustees  of the Fund,  certified  by the  Secretary  or any  Assistant  Secretary, designating a successor  custodian or  custodians.  In the absence of such  designation  by the Fund, the Custodian may designate a successor  custodian  which shall be a bank or trust  company  eligible to serve as a custodian for
Securities of a management  investment  company under the Investment Company Act of 1940 and which is acceptable to the Fund.  Upon the date set forth in such notice this  Agreement  shall  terminate,  and the Custodian  shall upon receipt of a notice of  acceptance  by the  successor  custodian  on that date  deliver  directly to the  successor custodian all Securities and moneys then owned by the Fund and held by it as Custodian,  after  deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled.

         2.       If a successor  custodian is not  designated by the Fund or the Custodian in accordance  with the preceding  paragraph,  the Fund shall upon the date  specified in the notice of  termination  of this Agreement and upon the delivery by the Custodian of all Securities  (other than  Securities  held in the Book-Entry  System which cannot be  delivered  to the Fund) and  moneys  then  owned by the Fund be deemed to be its own  custodian  and the
Custodian  shall  thereby be  relieved  of all duties  and  responsibilities  pursuant  to this  Agreement  arising thereafter,  other  than the duty  with  respect  to  Securities  held in the Book  Entry  System  which  cannot be delivered to the Fund to hold such Securities hereunder in accordance with this Agreement.

         3.       Notwithstanding  the foregoing,  the Fund may terminate this Agreement upon the date specified in a  written  notice  in the  event  of the  "Bankruptcy"  of  Citibank.  As  used in this  sub-paragraph,  the  term
"Bankruptcy"  shall  mean  Citibank's  making a general  assignment,  arrangement  or  composition  with or for the benefit of its  creditors,  or  instituting  or having  instituted  against it a  proceeding  seeking a judgment of insolvency  or  bankruptcy  or the entry of a order for relief  under any  applicable  bankruptcy  law or any other relief under any bankruptcy or insolvency  law or other similar law affecting  creditors  rights,  or if a petition is  presented  for the  winding up or  liquidation  of the party or a  resolution  is passed for its  winding up or liquidation,  or it seeks,  or  becomes  subject  to,  the  appointment  of an  administrator,  receiver,  trustee, custodian or other similar official for it or for all or  substantially  all of its assets or its taking any action in furtherance of, or indicating its consent to approval of, or acquiescence in, any of the foregoing.

                                                   ARTICLE XVIII

                                                   TERMINAL LINK

         1.       At no time  and  under no  circumstances  shall  the Fund be  obligated  to have or  utilize  the
Terminal  Link,  and the  provisions of this Article shall apply if, but only if, the Fund in its sole and absolute discretion elects to utilize the Terminal Link to transmit Certificates to the Custodian.

         2. The Terminal  Link shall be utilized  only for the purpose of the Fund  providing  Certificates  to the
Custodian and the Custodian  providing  notices to the Fund and only after the Fund shall have  established  access codes and internal  safekeeping  procedures to safeguard and protect the  confidentiality  and availability of such access codes.  Each use of the Terminal  Link by the Fund shall  constitute a  representation  and warranty that at least two  officers  have  each  utilized  an access  code that  such  internal  safekeeping  procedures  have been established by the Fund,  and that such use does not  contravene  the Investment  Company Act of 1940 and the rules and regulations thereunder.

         3. Each  party  shall  obtain  and  maintain  at its own cost and  expense  all  equipment  and  services, including,  but not limited to  communications  services,  necessary for it to utilize the Terminal  Link,  and the other party shall not be  responsible  for the  reliability  or  availability  of any such  equipment  or services, except that the  Custodian  shall not pay any  communications  costs of any line  leased by the Fund,  even if such line is also used by the Custodian.

         4. The Fund  acknowledges  that any data bases made available as part of, or through the Terminal Link and any proprietary data, software,  processes,  information and documentation (other than any such which are or become part of the  public  domain  or are  legally  required  to be made  available  to the  public)  (collectively,  the
"Information"),  are the exclusive and  confidential  property of the  Custodian.  The Fund shall,  and shall cause others to which it discloses  the  Information,  to keep the  Information  confidential  by using the same care and discretion  it uses with respect to its own  confidential  property and trade  secrets,  and shall neither make nor permit any disclosure without the express prior written consent of the Custodian.

         5. Upon  termination  of this  Agreement  for any reason,  each Fund shall return to the Custodian any and all  copies  of the  Information  which  are in the  Fund's  possession  or under  its  control,  or which the Fund distributed  to third parties.  The provisions of this Article shall not affect the copyright  status of any of the
Information which may be copyrighted and shall apply to all Information whether or not copyrighted.

         6. The Custodian  reserves the right to modify the Terminal  Link from time to time without  notice to the
Fund,  except that the  Custodian  shall give the Fund notice not less than 75 days in advance of any  modification which  would  materially  adversely  affect the Fund's  operation,  and the Fund agrees not to modify or attempt to modify the Terminal Link without the Custodian's  prior written consent.  The Fund  acknowledges  that any software provided by the  Custodian as part of the Terminal  Link is the property of the  Custodian  and,  accordingly,  the
Fund agrees that any  modifications  to the same,  whether by the Fund or the Custodian and whether with or without the Custodian's consent, shall become the property of the Custodian.

         7.  Neither the  Custodian  nor any  manufacturers  and  suppliers  it  utilizes  or the Fund  utilizes in connection with the Terminal Link makes any warranties or  representations,  express or implied, in fact or in law, including but not limited to warranties of merchantability and fitness for a particular purpose.

         8. Each  party will cause its  officers  and  employees  to treat the  authorization  codes and the access codes  applicable to Terminal Link with extreme care,  and  irrevocably  authorizes  the other to act in accordance with and rely on Certificates  and notices received by it through the Terminal Link. Each party  acknowledges  that it is its  responsibility to assure that only its authorized  persons use the Terminal Link on its behalf, and that a party  shall not be  responsible  nor  liable  for use of the  Terminal  Link on  behalf  of the  other  party by unauthorized persons of such other party.

         9.  Notwithstanding  anything  else in this  Agreement  to the  contrary,  neither  party  shall  have any liability  to the other for any losses,  damages,  injuries,  claims,  costs or  expenses  arising as a result of a delay,  omission or error in the  transmission  of a  Certificate  or notice by use of the Terminal Link except for money damages for those  suffered as the result of the  negligence,  bad faith or willful  misconduct of such party or its  officers,  employees or agents in an amount not  exceeding for any incident  $100,000;  provided,  however, that a party shall have no liability  under this  Section 9 if the other party fails to comply with the  provisions of Section 11.

         10.  Without  limiting  the  generality  of  the  foregoing,  in  no  event  shall  either  party  or  any manufacturer  or supplier  of its  computer  equipment,  software or  services  relating  to the  Terminal  Link be responsible  for any special,  indirect,  incidental  or  consequential  damages which the other party may incur or experience  by reason of its use of the  Terminal  Link  even if such  party,  manufacturer  or  supplier  has been advised of the  possibility  of such  damages,  nor with respect to the use of the Terminal Link shall either party or any such  manufacturer  or supplier be liable for acts of God, or with  respect to the  following  to the extent
beyond  such  person's  reasonable  control:  machine  or  computer  breakdown  or  malfunction,   interruption  or
malfunction of communication facilities, labor difficulties or any other similar or dissimilar cause.

         11.  The Fund shall  notify the  Custodian  of any  errors,  omissions  or  interruptions  in, or delay or unavailability  of, the  Terminal  Link as  promptly  as  practicable,  and in any event  within 24 hours after the earliest of (i) discovery  thereof,  and (ii) in the case of any error,  the date of actual receipt of the earliest notice  which  reflects  such  error,  it being  agreed  that  discovery  and receipt of notice may only occur on a business  day.  The  Custodian  shall  promptly  advise  the Fund  whenever  the  Custodian  learns of any  errors, omissions or interruption in, or delay or unavailability of, the Terminal Link.

         12.      Each  party  shall,  as soon as  practicable  after  its  receipt  of a  Certificate  or a notice transmitted  by the  Terminal  Link,  verify to the other  party by use of the  Terminal  Link its  receipt of such
Certificate  or notice,  and in the absence of such  verification  the party to which the  Certificate or notice is sent shall not be liable for any  failure to act in  accordance  with such  Certificate  or notice and the  sending party may not claim that such Certificate or notice was received by the other party.

                                                    ARTICLE XIX

                                                   MISCELLANEOUS

         1.       Annexed hereto as Appendix A is a Certificate  signed by two of the present  Officers of the Fund under its seal,  setting forth the names and the signatures of the present Authorized  Persons.  The Fund agrees to furnish to the Custodian a new  Certificate  in similar form in the event that any such present  Authorized  Person ceases to be an  Authorized  Person or in the event that other or  additional  Authorized  Persons  are  elected or appointed.  Until such new Certificate  shall be received,  the Custodian shall be entitled to rely and to act upon
Oral Instructions,  Written Instructions,  or signatures of the present Authorized Persons as set forth in the last delivered Certificate to the extent provided by this Agreement.

         2.  Annexed  hereto as  Appendix B is a  Certificate  signed by two of the  present  Officers  of the Fund under its seal,  setting forth the names and the  signatures of the present  Officers of the Fund.  The Fund agrees to furnish to the Custodian a new  Certificate  in similar form in the event any such present  officer ceases to be an officer of the Fund,  or in the event that other or  additional  officers are elected or  appointed.  Until such new  Certificate  shall be received,  the Custodian shall be entitled to rely and to act upon the signatures of the officers as set forth in the last delivered Certificate to the extent provided by this Agreement.

         3.       Any notice or other  instrument in writing,  authorized or required by this Agreement to be given to the Custodian,  other than any Certificate or Written Instructions,  shall be sufficiently given if addressed to the Custodian and mailed or delivered to it at its offices at 90 Washington  Street,  New York, New York 10286,  or
at such other place as the Custodian may from time to time designate in writing.

         4.       Any notice or other  instrument in writing,  authorized or rehired by this  Agreement to be given to the Fund shall be  sufficiently  given if  addressed  to the Fund and mailed or delivered to it at its office at the address for the Fund first above  written,  or at such other place as the Fund may from time to time  designate in writing.

         5.       This  Agreement  constitutes  the  entire  agreement  between  the  parties,  replaces  all prior agreements  and may not be amended  or  modified  in any  manner  except by a written  agreement  executed  by both parties with the same  formality  as this  Agreement  and approved by a resolution  of the Board of Trustees of the
Fund, except that Appendices A and B may be amended unilaterally by the Fund without such an approving resolution.

         6.       This  Agreement  shall  extend  to and  shall be  binding  upon the  parties  hereto,  and  their respective  successors and assigns;  provided,  however,  that this  Agreement  shall not be assignable by the Fund without the written  consent of the Custodian,  or by the Custodian or Citibank  without the written consent of the
Fund,  authorized or approved by a resolution of the Fund's Board of Trustees.  For purposes of this paragraph,  no merger,  consolidation,  or amalgamation of the Custodian,  Citibank,  or the Fund shall be deemed to constitute an assignment of this Agreement.

         7.       This  Agreement  shall be construed in accordance  with the laws of the State of New York without giving effect to conflict of laws principles  thereof.  Each party hereby  consents to the  jurisdiction of a state or federal court situated in New York City, New York in connection  with any dispute  arising  hereunder and hereby waives its right to trial by jury.

         8. This  Agreement may be executed in any number of  counterparts,  each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

         9.       A copy  of  the  Declaration  of  Trust  of  the  Fund  is on  file  with  the  Secretary  of The
Commonwealth of  Massachusetts,  and notice is hereby given that this instrument is executed on behalf of the Board of Trustees  of the Fund as Trustees  and not  individually  and that the  obligations  of the  instrument  are not binding upon any of the Trustees or shareholders  individually  but are binding upon the assets and property of the
Fund;  provided,  however,  that the  Declaration  of Trust of the Fund  provides  that the assets of a  particular series of the Fund shall under no  circumstances  be charges with  liabilities  attributable to any other series of the Fund and that all persons  extending  credit to, or  contracting  with or having any claim against a particular series of the Fund shall look only to the assets of that  particular  series for payment of such  credit,  contract or claim.

         IN WITNESS  WHEREOF,  the parties  hereto have caused this  Agreement  to be executed by their  respective
Officers,  thereunto duly  authorized and their  respective  seals to be hereunto  affixed,  as of the day and year first above written.

                                                  OPPENHEIMER REAL ESTATE FUND

                                                  By: ___________________________

                                                  Robert G. Zack, Vice President and Secretary

[SEAL]

Attest:

-------------------------
Denis Molleur, Assistant Secretary

                                                  Citibank

[SEAL]                                            By: _____________________________

Attest:

--------------------------

                                                    APPENDIX A

      I, Robert G. Zack,  Secretary,  and I, Denis Molleur,  Assistant Secretary of Oppenheimer Real Estate Fund, a
Massachusetts business trust (the "Fund") do hereby certify that:

      The following  individuals  have been duly authorized by the Board of Trustees of the Fund in conformity with the Fund's  Declaration of Trust and By-Laws to give Oral  Instructions  and Written  Instructions on behalf of the
Fund,  except that those persons  designated  as being an "Officer of OSS" shall be an  Authorized  Person only for purposes of Articles XII and XIII. The signatures  set forth  opposite  their  respective  names are their true and correct signatures:

      Name                               Position                   Signature

      Brian W. Wixted            Treasurer                          _______________________

      Robert G. Zack                     Secretary, EVP, OFI                 _______________________

      Denis Molleur                      Assistant Secretary                 _______________________

      Katherine P. Feld          Assistant Secretary                _______________________

      Kathleen Ives                      Assistant Secretary                 _______________________

      Scott Farrar                       Assistant Treasurer                 _______________________

      Robert Bishop                      Assistant Treasurer                 _______________________

      Mitchell J. Lindauer               Vice President, OFI                 _______________________

      Katherine P. Feld          Vice President, OFI                _______________________

      Chad Boll                  AVP, OFI                  _______________________

      Philip Vottiero                    Vice President, OFI                 _______________________

      David Mabry                        Vice President, OFI                 _______________________

      Connie Bechtolt            AVP, OFI                  _______________________

      Vincent J. Toner                                              _______________________

      Dale W. Campbell                                              _______________________

      Jeff Baumgartner                                              _______________________

      Mathew J. O'Donnell                                                    _______________________

      David J. Foxhoven          AVP, OFI                  _______________________

      Lisa Chaffee                                                           _______________________

      Brian Petersen                                                         _______________________

      Scott Westphal             Vice President, Cornerstone        _______________________

IN  WITNESS  WHEREOF,  I  hereunto  set my hand in the seal of  Oppenheimer  Real  Estate  Fund as of the __ day of
January 2002.

                                                            ------------------------------
                                                           Robert G. Zack, Secretary

                                                           ------------------------------
                                                           Denis Molleur, Assistant Secretary

                                                    APPENDIX B

      I, Robert G. Zack,  Secretary,  and  __________,  Assistant  Secretary,  of  Oppenheimer  Real Estate Fund, a
Massachusetts business trust (the "Fund"), do hereby certify that:

(a) The  following  serve in the following  positions  with the Fund and each has been duly elected or appointed by the Board of Trustees of the Fund to each such  position  and  qualified  therefor  in  conformity  with the Fund's
Declaration  of Trust and By-Laws and further  that the  signatures  of each  individual  below set forth  opposite their respective names are their true and correct signatures:

Name                             Position                           Signature

Brian W. Wixted                          Treasurer                           ______________________

Robert Bishop                    Assistant Treasurer                ________________________

Scott Farrar                             Assistant Treasurer                 ________________________

Robert G. Zack                   Secretary, EVP and General         ________________________
                                         Counsel of OFI
Denis Molleur                    Assistant Secretary                _______________________

Katherine P. Feld                        Assistant Secretary                 _______________________

Kathleen Ives                    Assistant Secretary                _______________________

Scott Westphal                           Vice President, Cornerstone         ________________________

(b)      With respect to the following  individuals,  each such  individual has been  designated by a resolution of the board of Trustees of the Fund to be authorized to execute on its behalf all proper  officers  certificates or  instructions  for purposes of the Fund's  Custody  Agreement with Citibank and further that the signatures of each individual below set forth opposite their respective names are true and correct signatures:

Mitchell J. Lindauer                      VP of OFI                                 ____________________

Katherine P. Feld                         VP of OFI                                ____________________

Chad Boll                                AVP, OFI                   ____________________

Philip Vottiero                          Vice President, OFI                 ____________________

David Mabry                      Vice President, OFI                ____________________

Connie Bechtolt                          AVP, OFI                   ____________________

Vincent J. Toner                                                             ____________________

Dale W. Campbell                                                             _______________________

Jeff Baumgartner                                                             _______________________

Mathew J. O'Donnell                                                 _______________________

David J. Foxhoven                        AVP, OFI                   _______________________

Lisa Chaffee                                                        _______________________

Brian Petersen                                                      _______________________

Scott Westphal                           Vice President, Cornerstone         _______________________

IN  WITNESS  WHEREOF,  I  hereunto  set my hand in the seal of  Oppenheimer  Real  Estate  Fund as of the __ day of
January, 2002.

                          -------------------------------
                             Robert G. Zack, Secretary

                          -------------------------------
                        Denis Molleur, Assistant Secretary

                                                    APPENDIX C

      The undersigned, Robert G. Zack hereby certifies that he is the duly elected and acting
Secretary of Oppenheimer Real Estate Fund (the "Fund"),  and further certifies that the following  resolutions were adopted  by the Board of  Trustees  of the Fund at a  meeting  duly held on  __________________,  2001,  at which a quorum at all times  present and that such  resolutions  have not been  modified or rescinded and are in full force an effect as of the date hereof.

               RESOLVED,  that Citibank,  as Custodian  pursuant to a Custody  Agreement  between Citibank and the Fund dated as  ___________________,  2001 (the "Custody  Agreement")  is authorized and  instructed on a continuous  and ongoing basis to act in accordance  with,  and to rely on  instructions  by the Fund to the Custodian  communicated  by a Terminal Link as defined in the Custody Agreement.

               RESOLVED,  that the Fund shall  establish  access  codes and grant use of such access codes only to  officers  of the Fund as defined in the  Custody  Agreement,  and shall  establish
               internal   safekeeping   procedures  to  safeguard  and  protect  the  confidentiality  and availability of such access codes.

               RESOLVED,  that Officers of the Fund as defined in the Custody  Agreement shall,  following the  establishment of such access codes and such internal  safekeeping  procedures,  advise the Custodian that the same have been  established by delivering a Certificate,  as defined in the Custody Agreement, and the Custodian shall be entitled to rely upon such advice.

      IN WITNESS  WHEREOF,  I hereunto set my hand in the seal of  Oppenheimer  Real Estate Fund, as of the ___ day of _________ 2002.

                                                  ----------------------------
                                                  Robert G. Zack, Secretary

                                                    APPENDIX D

      I, Stephen Grunston, a Vice President with Citibank, do hereby designate the following publications:

The Bond Buyer
Depository Trust Company Notices
Financial Daily Card Service
JJ Kenney Municipal Bond Service
London Financial Times
New York Times
Standard & Poor's Called Bond Record
Wall Street Journal

                                                    APPENDIX E

      The  following  books and records  pertaining  to Fund shall be prepared and  maintained by the Custodian and shall be the property of the Fund:

      None.

                                                     EXHIBIT A

                                                   CERTIFICATION

      The  undersigned,  Robert G. Zack,  hereby  certifies  that he is the duly  elected and acting  Secretary  of
Oppenheimer  Real Estate  Fund,  a  Massachusetts  business  trust (the  "Fund"),  and further  certifies  that the
following   resolution   was  adopted  by  the  Board  of  Trustees  of  the  Fund  at  a  meeting   duly  held  on
__________________,  2001,  at which a quorum  was at all  times  present  and that  such  resolution  has not been modified or rescinded and is in full force and effect as of the date hereof.

               RESOLVED,  that Citibank,  as Custodian  pursuant to a Custody  Agreement  between Citibank
               and  the  Fund  dated  as  of  ___________________,   2001  (the  "Custody  Agreement")  is
               authorized  and  instructed on a continuous  and ongoing basis to deposit in the Book-Entry
               System, as defined in the Custody Agreement,  all Securities  eligible for deposit therein, regardless of the Series to which the same are specifically  allocated,  and to utilize the
               Book-Entry  System to the extent possible in connection  with its  performance  thereunder, including,  without  limitation,  In connection with  settlements of purchases and sales of
               Securities, loans of Securities, and deliveries and returns of Securities collateral.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and the seal of Oppenheimer  Real Estate Fund as of the ___
day of ______________ 2002.

                                                           --------------------------
                                                           Robert G. Zack, Secretary

[SEAL]

                                                     EXHIBIT B

                                                   CERTIFICATION

      The undersigned  Robert G. Zack,  hereby  certifies that he is the duly elected  Secretary of the Oppenheimer
Real  Estate  Fund,  a  Massachusetts  business  trust (the  "Fund"),  and  further  certifies  that the  following resolution was adopted by the Board of Trustees of the Fund at a meeting duly held on  ____________________,  2001, at which a quorum was at all times  present and that such  resolution  has not been modified or rescinded and is in full force and effect as of the date hereof.

               RESOLVED,  that Citibank,  as Custodian  pursuant to a Custody  Agreement  between Citibank and the Fund dated as of  _______________,  2001 (the  "Custody  Agreement")  is authorized and  instructed  on a  continuous  and  ongoing  basis  until  such time as it  receives  a
               Certificate,  as  defined  in the  Custody  Agreement,  to the  contrary  to deposit in The
               Depository  Trust Company  ("DTC") as a "Depository"  as defined in the Custody  Agreement, all  Securities  eligible for deposit  therein,  regardless of the Series to which the same are  specifically  allocated,  and to utilize DTC to the extent possible in connection with its performance thereunder,  including,  without limitation, in connection with settlements of purchases and sales of Securities,  loans of  Securities,  and deliveries and returns of
               Securities collateral.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and the seal of Oppenheimer  Real Estate Fund as of the ___
day of _____________ 2002.

                                                           ---------------------------
                                                           Robert G. Zack, Secretary

[SEAL]

                                                    EXHIBIT B-1

                                                   CERTIFICATION

      The undersigned,  Robert G. Zack hereby  certifies that he is the duly elected  Secretary of Oppenheimer Real
Estate Fund, a Massachusetts  business trust (the "Fund"),  and further certifies that the following resolution was adopted by the Board of Trustees of the Fund at a meeting duly held on  _________________,  2001, at which a quorum was at all times  present and that such  resolution  has not been  modified or  rescinded  and is in full force and effect as of the date hereof.

               RESOLVED,  that Citibank,  as Custodian  pursuant to a Custody  Agreement  between Citibank and the Fund dated as of  _________________,  2001, (the "Custody Agreement") is authorized and  instructed  on a  continuous  and  ongoing  basis  until  such time as it  receives  a
               Certificate,  as  defined  in the  Custody  Agreement,  to the  contrary  to deposit in the
               Participants  Trust  Company as a  Depository,  as defined in the  Custody  Agreement,  all
               Securities  eligible for deposit  therein,  regardless  of the Series to which the same are specifically  allocated,  and to  utilize  the  Participants  Trust  Company  to the extent possible in connection with its performance thereunder,  including,  without limitation, in connection  with  settlements  of purchases and sales of  Securities,  loans of Securities, and deliveries and returns of Securities collateral.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and the seal of  Oppenheimer  Real Estate Fund as of the __
day of _____________ 2002.

                                                                    -----------------------
                                                                    Robert G. Zack, Secretary

[SEAL]

                                                     EXHIBIT C

                                                   CERTIFICATION

      The  undersigned,  Robert G. Zack , hereby  certifies  that he is the duly elected  Secretary of  Oppenheimer
Real  Estate  Fund,  a  Massachusetts  business  trust (the  "Fund"),  and  further  certifies  that the  following resolution was adopted by the Board of Trustees of the Fund at a meeting duly held on  _________________,  2001, at which a quorum was at all times  present and that such  resolution  has not been  modified or  rescinded  and is in full force and effect as of the date hereof.

               RESOLVED,  that Citibank,  as Custodian  pursuant to a Custody  Agreement  between Citibank and the Fund dated as of  _______________,  2001 (the  "Custody  Agreement")  is authorized and  instructed  on a  continuous  and  ongoing  basis  until  such time as it  receives  a
               Certificate,  as defined in the Custody Agreement,  to the contrary, to accept, utilize and act with respect to Clearing Member  confirmations  for Options and transaction in Options, regardless of the Series to which the same are  specifically  allocated,  as such terms are defined in the Custody Agreement, as provided in the Custody Agreement.

      IN WITNESS  WHEREOF,  I have hereunto set my hand and the seal of Oppenheimer  Real Estate Fund as of the ___
day of ___________ 2002.

                                                  ----------------------------
                                                  Robert G. Zack, Secretary

[SEAL]

                                                     EXHIBIT D

                                     [FORM OF FOREIGN SUBCUSTODIAN AGREEMENT]

Appendix A
      Article XIX.1                                         9

Appendix B
      Article XIX.2                                        50

Exhibit A
      Article III.1                                         7

Exhibit B
      Article III.1                                         8

Exhibit C
      Article III.1                                         8

Exhibit D
      Article XV.4                                         34

Schedule A
      Article XV.1                                         33

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